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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                     Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2007 through April 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                   DIVERSIFIED
                                      HIGH
                                     INCOME
                                      TRUST

                                       HNW
                                  Ticker Symbol


                                     Annual
                                     Report

                                     4/30/08


                          [LOGO] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            9
Prices and Distributions                                    10
Performance Update                                          11
Schedule of Investments                                     12
Financial Statements                                        38
Financial Highlights                                        42
Notes to Financial Statements                               43
Report of Independent Registered Public Accounting Firm     54
Trustees, Officers and Service Providers                    55

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued, the auction-rate preferred market seized up. The U.S. Federal Reserve expanded its lender-of-last-resort role to include lending to primary dealers and continued to cut interest rates. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, sharply rising food and energy prices, and disruptions in financial markets posed a significant threat to economic growth.

Markets reacted poorly to the developments leading up to the difficulties surrounding Bear Stearns, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out the positive returns markets had delivered in the preceding calendar year. Treasury bond prices rose as the market underwent a flight to quality. In the six weeks between the near failure of Bear Stearns and the end of April 2008, though, there were no further market crises, recession fears faded in light of positive economic news, and stock markets rallied, recouping some of their first-quarter losses, while Treasury bond prices fell back.

For the 12 months ending April 30, 2008, the Dow Jones Industrial Average was essentially flat, the Standard & Poor's 500 Index declined 5%, the NASDAQ Composite Index fell 4%, and the MSCI EAFE Developed Market Index of international stock markets fell 1%. The MSCI Emerging Markets Index was a standout performer, ending the 12-month period up 26%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 7% over

Letter

the 12 months ending April 30, 2008, but the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1% over the same period as its higher-coupon yield could not offset a fall in bond prices triggered by widening credit spreads.

Looking forward, the risk of a 2008 recession seems diminished, but substantial risks remain in both financial markets and the real economy. On the other hand, a weak U.S. dollar and substantial fiscal and monetary stimulus are potent support for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon unless the U.S. economy falls into a severe and protracted recession.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotion drive investment decisions.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury, President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08
--------------------------------------------------------------------------------

Turmoil in the capital markets buffeted lower-rated, high-yielding corporate bonds as well as bank-loan investments during much of the latter part of 2007 and the early months of 2008. Problems that began with a crisis in domestic subprime mortgages spread through the credit markets in general until late March of 2008. High-yield bonds and loans staged a comeback in the final weeks of the period, however, following the intervention of the U.S. Federal Reserve to inject more liquidity into financial markets and stabilize conditions. The following is an interview with Andrew Feltus and Jonathan Sharkey, members of Pioneer's Fixed Income Group. Mr. Feltus and Mr. Sharkey are leaders of the investment management team that has managed Pioneer Diversified High Income Trust from its inception on May 30, 2007, through the end of its fiscal year on April 30, 2008.

Q:   How did the Trust perform during the 11 months of its operations?

A: Pioneer Diversified High Income Trust had a total return of 0.62% at net asset value, from its inception on May 30, 2007, through April 30, 2008. During the same period, the Trust's benchmark returned -1.22%. The benchmark is based on a 50% weighting of the Merrill Lynch Global High Yield and Emerging Markets Plus Index and a 50% weighting of the CSFB Leveraged Loan Index. At market price, the Trust's total return for the 11 months was -10.67%. As of April 30, 2008, the Trust was selling at a discount of market price to net asset value of 7.0%. During the period, the Trust provided a generous yield. The SEC 30-day yield on April 30, 2008, was 10.35%, based on market price.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the 11 months ending April 30, 2008?

A: Capital market trends provided a favorable backdrop when Diversified High Income Trust was launched on May 30, 2007, as healthy economic growth and rising corporate profits encouraged

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     investments in high-yield corporate bonds and bank loans. However, the momentum began turning in the summer of 2007 as growing fears about credit risk brought sharp declines in credit-sensitive investments. A market downturn, originating in the U.S. subprime mortgage market, created fears about investment quality that undermined values of credit-sensitive fixed-income sectors generally. The sectors staged a comeback in October and November 2007 amid growing hopes that the subprime problems would be limited. The comeback proved to be short-lived, however, as major banks throughout the world reported significant losses related to their exposure to subprime mortgages late in 2007. The announcements set the stage for rising concerns about credit quality in general, which led to significant underperformance by the most credit-sensitive parts of the fixed income markets, including high-yield corporate bonds and bank loans. In this period of uncertainty and growing market volatility, the U.S. Federal Reserve attempted to stabilize the markets by cutting the key Fed funds rate several times and initiating new policies intended to provide more money for lending activities. In a series of actions that started in September 2007 and continued through the end of April 2008, the Federal Reserve cut the Fed funds rate from 5.25% to 2.00%. In March 2008, the Federal Reserve also helped arrange the rescue of the faltering investment bank Bear Stearns by JPMorgan Chase & Co. and opened up lending facilities to investment banks. These actions of the Federal Reserve led to a sharp comeback by higher yielding securities in the final weeks of the fiscal year. The Merrill Lynch High Yield and Emerging Markets Plus Index, for example, rose by 2.99% in April 2008, while the Lehman High Yield Leveraged Loan Index rose 4.14% during the same period.

Q:   What were your principal strategies during the period ended April 30, 2008?

A: We manage the Trust to seek both high income and the potential for capital appreciation by investing in global high-yield securities, floating-rate bank loans, and event-linked bonds. Our strategy is to maintain a balanced, high-yielding portfolio that has the potential to perform well in a variety of environments. For most of the period ending April 30, 2008, we allocated 37.5% of Trust assets to corporate high-yield assets, primarily domestic bonds, and 37.5% to floating-rate loans with relatively solid credit ratings and strong covenant protection. We invested the remaining 25% of Trust assets

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08                            (continued)
--------------------------------------------------------------------------------

     in event-linked bonds that were issued as reinsurance securities against the possible high occurrence of natural catastrophes, such as hurricanes or earthquakes. That portion of the Trust's portfolio is managed with the assistance of Montpelier Capital Advisors, Ltd., as sub-advisor. The company has expertise in evaluating catastrophic and insurance-related risk.

     At the end of the period ending April 30, 2008, 35% of Trust assets remained in high-yield bonds, 32% in bank loans, 25% in event-linked bonds and 8% in cash (including other receivables and payables).

     The Trust has the ability to borrow funds, or use leverage, to seek additional opportunities in investments. Closed-end funds had commonly issued auction-rate preferred shares to borrow funds. However, the turmoil in the credit markets created problems that made the issuance of auction-rate preferred shares unattractive. In early 2008, we began employing an alternative strategy, using a revolving credit facility. By the close of the period, we had built up our cash position, and we were prepared to invest additional funds in the markets.

Q: What types of investments most influenced result during the period ending April 30, 2008?

A: The Trust's exposure to event-linked bonds provided significant support to performance during the period. We initiated the Trust's investments when event-linked bonds were selling at very attractive prices compared to the valuations of high-yield bonds and bank loans. The insurance industry experienced no significant catastrophe-caused losses over the fiscal year, as the storm season was relatively quiet.

     Individual investments within our high-yield allocation that performed well included bonds of Cell C Property, a South African telecommunications service company, and C&M Financial, a Korean cable communications corporation. Cell C reported improvement in its operations after earlier struggles, while both companies benefited from growing expectations that they might be acquired. In addition, bonds issued by TXU Energy, a Texas-based utility, rose during a period when utilities did well. The bonds were issued in connection with a leveraged buyout during 2007. While leveraged buyouts generally fell out of favor, the strong asset

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     values supporting TXU bonds helped them perform well. Also supporting the Trust's results were investments in the energy sector and in foreign currencies.

     Bank loans in general traded off during the period, holding back performance. They were affected by the general problems in the credit markets, which decreased demand for bank loans from traditional investors, including hedge funds and other institutions. In addition, as the Fed cut interest rates, benchmark rates such as the LIBOR, which influence the adjustable rates of bank loans, started to decline, lowering the yields from bank loans. Despite these factors, the generally higher credit quality of the Trust's bank-loan investments enabled them to withstand the market volatility better and perform well relative to the overall market for bank loans.

     Individual holdings that detracted from the Trust's results included those of Huawei-3Com, a technology company, and Telesat Canada, a satellite communications corporation. Both underperformed in the general market downturn. In addition, bonds of two ethanol producers, Aventine Renewables and Verasun Energy, declined as rising corn prices pressured their operating margins, even during a period of rising energy prices. Other investments that held back results included loans related to the real estate operations of LandSource, a venture backed by homebuilder Lennar and by the California Public Employees' Retirement System (CALPERS). The venture's securities encountered difficulty because of real-estate problems in the California market.

Q:   What is your investment outlook?

A: We believe the valuations of domestic corporate high-yield bonds continue to appear attractive, and high-yield bonds retain wide yield advantages over Treasuries. The fixed-income markets may continue to be volatile in the weeks ahead, but we believe investors are well compensated for the credit risks of high-yield bonds.

     While the market for floating-rate bank loans also may fluctuate, we believe they also are selling at significant discounts to their underlying values, giving investors the opportunity for capital appreciation. In addition, new loans becoming available are structured with less leverage, good covenant protection and interest rates that should be attractive to investors.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08                            (continued)
--------------------------------------------------------------------------------

     Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

     When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

     The Trust may invest significantly in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

     The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

     Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares, which may be viewed by visiting the Securities and Exchange Commission's web site at http://www.sec.gov.

     Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 4/30/08
--------------------------------------------------------------------------------


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Corporate Bonds & Notes                                  56.0%
Floating Rate Loan Interests                             26.3%
Temporary Cash Investments                               15.9%
Collateralized Mortgage Obligations                       1.1%
Fixed Rate Loan Interests                                 0.6%
Convertible Bonds                                         0.1%
Warrants*                                                 0.0%

* Amount is less than 0.1%.


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[The following data was represented as a pie chart in the printed material]

A & Higher                                                1.3%
BBB                                                       0.1%
BB                                                       27.2%
B                                                        35.4%
CCC & Lower                                               8.6%
Cash Equivalents                                         15.9%
Not Rated                                                11.5%

The portfolio is actively managed, and current holdings may be different.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS 4/30/08
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share    4/30/08   5/30/07
                    $20.47    $25.10


Net Asset Value
per Common Share    4/30/08   5/30/07
                    $22.02    $23.88


                        Net
Distributions per       Investment   Short-Term      Long-Term
Common Share            Income       Capital Gains   Capital Gains
(5/30/07 - 4/30/08)     $1.7820        $ -             $ -


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   Cascadia, Ltd., 6.115%, 6/13/08 (144A)                        2.19%
 2.   Blue Fin, Ltd., 7.128%, 4/10/12 (144A)                        1.96
 3.   Foundation Re, Ltd., 7.17%, 11/24/08 (144A)                   1.61
 4.   Australis, Ltd., 6.762%, 3/24/09 (144A)                       1.54
 5.   Fhu-Jin, Ltd., 7.012%, 8/10/11 (144A)                         1.34
 6.   Australis, Ltd., 7.112%, 2/3/09 (144A)                        1.33
 7.   Atlantic & Western Re, Ltd., 8.948%, 1/9/09 (144A)            1.32
 8.   Residential Reinsurance 2005, Ltd., 11.526%, 6/6/08 (144A)    1.27
 9.   Redwood Capital X, Ltd., 11.96%, 1/9/09 (144A)                1.10
10.   Atlas Reinsurance Plc, 14.981%, 1/10/11 (144A)                1.04

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 4/30/08
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust, compared to that of the combined (50%/50%) Merrill Lynch Global High Yield and Emerging Market Plus Index and CSFB Leveraged Loan Index.

--------------------------------------------------------------------------------
Cumulative Total Returns
(As of April 30, 2008)
                           Net Asset     Market
Period                    Value (NAV)     Price
Life-of-Trust
(5/30/07)                  0.62%          -10.67%
--------------------------------------------------------------------------------

[The following data was represented as a mountain graph in the printed material]

                                  50% ML Global
                                     HY and EM
                  Pioneer           Plus Index
                Diversified          50% CSFB
                High Income          Leveraged
                   Trust            Loan Index
5/07                10,020           10,000
6/07                10,000           10,000
8/07                 8,885           10,000
10/07                8,661           10,000
12/07                8,392           10,000
2/08                 8,428           10,000
4/08                 8,933           10,246


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CSFB Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CSFB Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   COLLATERALIZED MORTGAGE OBLIGATIONS - 1.6%
                                   of Net Assets
                                   Consumer Services - 0.2%
                                   Restaurants - 0.2%
       500,000       BB/Ba3        DB Master Finance LLC, 8.285%,
                                     6/20/31 (144A)                                      $    429,865
                                                                                         ------------
                                   Total Consumer Services                               $    429,865
                                                                                         ------------
                                   Banks - 0.5%
                                   Thrifts & Mortgage Finance - 0.5%
       250,000(a)    AAA/Aaa       Credit-Based Asset Servicing and Securitization,
                                     3.065%, 3/25/36                                     $    235,198
       200,000(a)    AAA/Aaa       Carrington Mortgage Loan Trust,
                                     2.995%, 10/25/36                                         187,691
       522,560(a)    AAA/Aaa       WAMU Mortgage Pass-Through Certificates,
                                     3.125%, 4/25/45                                          431,724
                                                                                         ------------
                                   Total Banks                                           $    854,613
                                                                                         ------------
                                   Diversified Financials - 0.9%
                                   Other Diversified Financial Services - 0.7%
     2,000,000(a)    AAA/Aaa       Countrywide Asset-Backed Certificates,
                                     3.185%, 8/25/36                                     $  1,248,468
        90,000(a)    AAA/Aaa       First Franklin Mortgage Loan Asset-Backed
                                     Certificates, 3.085%, 3/25/36                             84,333
                                                                                         ------------
                                                                                         $  1,332,801
                                                                                         ------------
                                   Investment Banking & Brokerage - 0.2%
       296,928(a)    AA/Aa2        GSAMP Trust, 3.325%, 3/25/35                          $    271,670
                                                                                         ------------
                                   Total Diversified Financials                          $  1,604,471
                                                                                         ------------
                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                   (Cost $2,846,115)                                     $  2,888,949
                                                                                         ------------
                                   CORPORATE BONDS & NOTES - 84.6%
                                   of Net Assets
                                   Energy - 5.7%
                                   Oil & Gas Drilling - 0.7%
 NOK 5,000,000       NR/NR         Norwegian Energy Co. AS, 11.0%,
                                     7/13/10 (144A)                                      $    924,658
       300,000       NR/NR         Skeie Drilling & Production ASA, 11.25%,
                                     3/8/13 (144A)                                            259,500
                                                                                         ------------
                                                                                         $  1,184,158
                                                                                         ------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Oil & Gas Equipment & Services - 0.7%
       400,000       BB/Ba2        Bristow Group, Inc., 7.5%, 9/15/17                    $    413,000
       350,000       BB-/B2        Complete Production Services, Inc.,
                                     8.0%, 12/15/16                                           350,875
       600,000(a)    NR/NR         Sevan Marine ASA, 7.744%, 5/14/13 (144A)                   546,000
                                                                                         ------------
                                                                                         $  1,309,875
                                                                                         ------------
                                   Integrated Oil & Gas - 0.3%
       600,000       NR/B2         Tristan Oil, Ltd., 10.5%, 1/1/12 (144A)               $    573,000
                                                                                         ------------
                                   Oil & Gas Exploration & Production - 1.9%
       300,000       B/B3          Baytex Energy, Ltd., 9.625%, 7/15/10                  $    304,500
       500,000       CCC+/Caa1     Harvest Operations Corp., 7.875%, 10/15/11                 473,750
       970,000       B+/B3         Hilcorp Energy I L.P./Hilcorp Finance Co., 9.0%,
                                     6/1/16 (144A)                                          1,011,225
       675,000       CCC+/Caa1     Parallel Petroleum Corp., 10.25%, 8/1/14                   675,000
 NOK 3,000,000       NR/NR         Petromena AS, 9.75%, 5/24/12 (144A)                        566,536
       225,000       B/Caa1        PetroQuest Energy, Inc., 10.375%, 5/15/12                  234,000
       150,000       B+/B1         Quicksilver Resources, Inc., 7.125%, 4/1/16                148,500
                                                                                         ------------
                                                                                         $  3,413,511
                                                                                         ------------
                                   Oil & Gas Refining & Marketing - 0.6%
       955,000       B+/B3         Aventine Renewable Energy Holdings, Inc.,
                                     10.0%, 4/1/17 (144A)                                $    596,875
       600,000       B-/B3         VeraSun Energy Corp., 9.375%, 6/1/17 (144A)                396,000
        50,000       B+/Ba3        VeraSun Energy Corp., 9.875%, 12/15/12                      45,875
                                                                                         ------------
                                                                                         $  1,038,750
                                                                                         ------------
                                   Oil & Gas Storage & Transportation - 1.0%
       490,000       B+/B1         Inergy L.P./Inergy Finance Corp., 8.25%, 3/1/16       $    502,250
       250,000       BB+/NR        LPG International, Inc., 7.25%, 12/20/15                   255,000
       250,000       CCC+/Caa1     MacDermid, Inc., 9.5%, 4/15/17 (144A)                      238,750
       275,000       NR/B1         SemGroup L.P., 8.75%, 11/15/15 (144A)                      260,563
       800,000       B+/B1         Transportadora de Gas del Sur SA, 7.875%,
                                   5/14/17 (144A)                                             610,000
                                                                                         ------------
                                                                                         $  1,866,563
                                                                                         ------------
                                   Coal & Consumable Fuels - 0.5%
       900,000       B+/B2         Massey Energy Co., 6.875%, 12/15/13                   $    900,000
                                                                                         ------------
                                   Total Energy                                          $ 10,285,857
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Materials - 9.7%
                                   Commodity Chemicals - 1.3%
       400,000       B/B3          ARCO Chemical Co., 9.8%, 2/1/20                       $    350,000
     1,750,000(k)    CCC/Caa2      Georgia Gulf Corp., 10.75%, 10/15/16                     1,268,750
       500,000       BB/Ba3        Invista, 9.25%, 5/1/12 (144A)                              518,125
EURO   200,000       B+/B2         Kronos International, Inc., 6.5%, 4/15/13                  222,637
                                                                                         ------------
                                                                                         $  2,359,512
                                                                                         ------------
                                   Diversified Chemicals - 1.1%
EURO 1,275,000       B-/B3         Ineos Group Holdings Plc, 7.875%,
                                     2/15/16 (144A)                                      $  1,483,828
       650,000       B-/B3         Montell Finance Co. BV, 8.1%, 3/15/27 (144A)               432,250
                                                                                         ------------
                                                                                         $  1,916,078
                                                                                         ------------
                                   Specialty Chemicals - 0.2%
       350,000       B/B3          Tronox Worldwide LLC/Tronox Finance Corp.,
                                     9.5%, 12/1/12                                       $    301,000
                                                                                         ------------
                                   Construction Materials - 0.5%
       500,000       B/B2          AGY Holding Corp., 11.0%, 11/15/14 (144A)             $    452,500
       500,000       B/B2          U.S. Concrete, Inc., 8.375%, 4/1/14                        405,000
                                                                                         ------------
                                                                                         $    857,500
                                                                                         ------------
                                   Metal & Glass Containers - 0.7%
EURO   625,000       B-/B3         Impress Holdings BV, 9.25%, 9/15/14 (144A)            $    958,470
       330,000       B/B2          Vitro, S.A.B. de CV, 9.125%, 2/1/17                        283,305
                                                                                         ------------
                                                                                         $  1,241,775
                                                                                         ------------
                                   Paper Packaging - 1.4%
       250,000       B/B1          AEP Industries, Inc., 7.875%, 3/15/13                 $    238,750
       600,000       B-/B3         Exopack Holding Corp., 11.25%, 2/1/14                      573,000
       700,000       CCC+/Caa1     Graham Packaging Co., Inc., 9.875%, 10/15/14               658,000
       500,000       B-/B3         Graphic Packaging International, Inc.,
                                     9.5%, 8/15/13                                            497,500
       750,000       B/B3          U.S. Corrugated, Inc., 10.0%, 6/1/13                       577,500
                                                                                         ------------
                                                                                         $  2,544,750
                                                                                         ------------
                                   Aluminum - 0.9%
       700,000(k)    B-/Caa1       Aleris International, Inc., 10.0%, 12/15/16           $    434,000
       600,000       B+/B1         Asia Aluminum Holdings, Ltd., 8.0%,
                                     12/23/11 (144A)                                          567,000
       300,000       CCC+/B3       CII Carbon LLC, 11.125%, 11/15/15 (144A)                   288,000
       500,000       B-/Caa2       Indalex Holding Corp., 11.5%, 2/1/14                       390,000
                                                                                         ------------
                                                                                         $  1,679,000
                                                                                         ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Diversified Metals & Mining - 1.5%
       350,000       B-/B3         American Rock Salt Co., LLC, 9.5%, 3/15/14            $    358,750
       250,000       B+/B1         FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)             284,375
     1,085,000       B/NR          Industrias Metalurgicas Pescarmona SA,
                                     11.25%, 10/22/14 (144A)                                1,032,106
     1,200,000(a)(b) B-/B3         Noranda Aluminum Acquisition Corp., 8.738%,
                                     5/15/15 (144A)                                         1,014,000
                                                                                         ------------
                                                                                         $  2,689,231
                                                                                         ------------
                                   Steel - 1.6%
     1,245,000       B-/Caa1       Algoma Acquisition Corp., 9.875%,
                                     6/15/15 (144A)                                      $  1,132,950
       320,000       NR/NR         Blaze Recycling & Metals LLC/Blaze Finance
                                     Corp., 10.875%, 7/15/12 (144A)                           294,400
EURO   600,000       NR/Caa3       Bulgaria Steel Finance BV, 12.0%, 5/4/13                   597,851
       920,000       B+/B2         Ryerson, Inc., 12.0%, 11/1/15 (144A)                       915,400
EURO   50,000        CCC+/Caa2     Zlomrex International Finance SA, 8.5%,
                                     2/1/14 (144A)                                             50,599
                                                                                         ------------
                                                                                         $  2,991,200
                                                                                         ------------
                                   Forest Products - 0.5%
       250,000(k)    CC/Ca         Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12            $    140,000
       500,000       B-/B3         Mandra Forestry Holdings, Ltd., 12.0%,
                                     5/15/13 (144A)                                           492,500
       250,000       BB/Ba2        Sino-Forest Corp., 9.125%, 8/17/11 (144A)                  255,000
                                                                                         ------------
                                                                                         $    887,500
                                                                                         ------------
                                   Total Materials                                       $ 17,467,546
                                                                                         ------------
                                   Capital Goods - 4.1%
                                   Building Products - 0.2%
       300,000(a)(c) BBB-/NR       C8 Capital SPV, Ltd., 6.64% (144A)                    $    278,784
                                                                                         ------------
                                   Construction & Engineering - 0.4%
       500,000       B-/NR         Cia Latinoamericana de Infraestructura &
                                     Servicios SA, 9.75%, 5/10/12                        $    416,250
       200,000       BB-/Ba3       Dycom Industries, Inc., 8.125%, 10/15/15                   192,000
                                                                                         ------------
                                                                                         $    608,250
                                                                                         ------------
                                   Electrical Components & Equipment - 0.3%
       650,000(c)    NR/B3         Rede Empresas de Energia Eletrica SA,
                                     11.125% (144A)                                      $    607,750
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Construction & Farm Machinery &
                                   Heavy Trucks - 2.6%
       850,000(k)    B-/B3         Accuride Corp., 8.5%, 2/1/15                          $    756,500
       720,000       BB-/B1        American Railcar Industries, Inc., 7.5%, 3/1/14            648,000
       770,000       B+/B2         Commercial Vehicle Group, Inc., 8.0%, 7/1/13               660,275
       500,000       B/B2          Esco Corp., 8.625%, 12/15/13 (144A)                        497,500
     1,200,000       B/B2          Greenbrier Companies, Inc., 8.375%, 5/15/15              1,146,000
       500,000(d)    CCC+/Caa2     Stanadyne Corp., 0.0%, 2/15/15                             377,500
       160,000       B-/B3         Stanadyne Corp., 10.0%, 8/15/14                            154,400
       400,000       B-/Caa1       Titan International, Inc., 8.0%, 1/15/12                   400,000
                                                                                         ------------
                                                                                         $  4,640,175
                                                                                         ------------
                                   Industrial Machinery - 0.4%
       875,000       B/B3          Mueller Water Products, Inc., 7.375%, 6/1/17          $    761,250
                                                                                         ------------
                                   Trading Companies & Distributors - 0.2%
       125,000       BB-/B1        United Rentals North America, Inc.,
                                     6.5%, 2/15/12                                       $    117,188
       300,000       B/B1          Wesco Distribution, Inc., 7.5%, 10/15/17                   273,000
                                                                                         ------------
                                                                                         $    390,188
                                                                                         ------------
                                   Total Capital Goods                                   $  7,286,397
                                                                                         ------------
                                   Commercial Services & Supplies - 0.9%
                                   Diversified Commercial & Professional Services - 0.9%
       425,000(a)    B-/B3         NCO Group, Inc., 7.94%, 11/15/13                      $    336,281
       900,000       B-/Caa1       NCO Group, Inc., 11.875%, 11/15/14                         693,000
       600,000       B-/B3         Park-Ohio Industries, Inc., 8.375%, 11/15/14               516,750
                                                                                         ------------
                                   Total Commercial Services & Supplies                  $  1,546,031
                                                                                         ------------
                                   Transportation - 0.6%
                                   Air Freight & Logistics - 0.4%
       775,000       B-/B3         CEVA Group Plc, 10.0%, 9/1/14 (144A)                  $    798,250
                                                                                         ------------
                                   Airlines - 0.1%
       147,371       B-/B1         American Airlines, Inc., 7.377%, 5/23/19              $    112,739
                                                                                         ------------
                                   Railroads - 0.1%
       240,000       B+/B2         Kansas City Southern de Mexico,
                                     7.625%, 12/1/13                                     $    229,500
                                                                                         ------------
                                   Total Transportation                                  $  1,140,489
                                                                                         ------------

16  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Automobiles & Components - 1.6%
                                   Auto Parts & Equipment - 1.6%
       530,000(k)    B-/Caa1       Allison Transmission, Inc.,
                                     11.0%, 11/1/15 (144A)                               $    516,750
       500,000(b)    B-/Caa1       Allison Transmission, Inc.,
                                     11.25%, 11/1/15 (144A)                                   471,250
       985,000       CCC+/Caa1     Cooper-Standard Automotive, Inc.,
                                     8.375%, 12/15/14                                         812,625
     1,140,000       B-/B3         Lear Corp., 8.75%, 12/1/16                               1,071,600
                                                                                         ------------
                                   Total Automobiles & Components                        $  2,872,225
                                                                                         ------------
                                   Consumer Durables & Apparel - 1.9%
                                   Homebuilding - 1.0%
       650,000(a)    B+/B3         Builders FirstSource, Inc., 7.315%, 2/15/12           $    484,250
       750,000       NR/B2         Desarrolladora Metropolitana SA de CV,
                                     10.875%, 5/9/17 (144A)                                   759,375
       695,000       BB-/B1        Meritage Homes Corp., 6.25%, 3/15/15                       576,850
                                                                                         ------------
                                                                                         $  1,820,475
                                                                                         ------------
                                   Housewares & Specialties - 0.5%
       200,000       B/B3          Jarden Corp., 7.5%, 5/1/17                            $    184,000
       800,000(k)    B-/B3         Yankee Acquisition Corp., 8.5%, 2/15/15                    676,000
                                                                                         ------------
                                                                                         $    860,000
                                                                                         ------------
                                   Footwear - 0.4%
EURO   730,000(a)    B-/Caa1       Edcon Holdings Proprietary, Ltd., 10.106%,
                                     6/15/15 (144A)                                      $    656,352
                                                                                         ------------
                                   Total Consumer Durables & Apparel                     $  3,336,827
                                                                                         ------------
                                   Consumer Services - 2.4%
                                   Casinos & Gaming - 2.4%
       200,000       B/B2          Buffalo Thunder Development Authority,
                                     9.375%, 12/15/14 (144A)                             $    136,000
EURO   550,000       BB-/B2        Codere Finance Luxembourg SA, 8.25%,
                                     6/15/15 (144A)                                           770,668
       550,000       CCC+/Caa1     Fontainebleau Las Vegas Holdings LLC/
                                     Fontainebleau Las Vegas Capital Corp.,
                                     10.25%, 6/15/15 (144A)                                   394,625
       250,000       B+/B1         Galaxy Entertainment Finance Co., Ltd,
                                     9.875%, 12/15/12 (144A)                                  252,500

The accompanying notes are an integral part of these financial statements.   17

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Casinos & Gaming - (continued)
       275,000       B/B2          Little Traverse Bay Bands of Odawa Indians,
                                     10.25%, 2/15/14 (144A)                              $    264,688
     1,000,000       BB+/Ba1       Mashantucket Western Pequot Tribe,
                                     8.5%, 11/15/15 (144A)                                    908,750
EURO    50,000       B/B3          Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                69,282
       750,000       B-/Caa1       Station Casinos, Inc., 6.625%, 3/15/18                     450,000
       750,000(k)    B/Caa1        Trump Entertainment Resorts, Inc.,
                                     8.5%, 6/1/15                                             481,875
EURO   405,000       NR/NR         Unibet Group Plc, 9.7%, 12/21/10                           624,241
                                                                                         ------------
                                   Total Consumer Services                               $  4,352,629
                                                                                         ------------
                                   Media - 1.3%
                                   Broadcasting & Cable Television - 0.6%
        40,000(k)    CCC/Caa3      CCH I LLC/CCH I Capital Corp.,
                                     11.0%, 10/1/15                                      $     31,100
       250,000       CCC/Caa2      CCH II LLC/CCH II Capital Corp.,
                                     10.25%, 9/15/10                                          240,000
     1,245,000(b)(k) CCC/B3        Univision Communications, Inc., 9.75%,
                                     3/15/15 (144A)                                           890,175
                                                                                         ------------
                                                                                         $  1,161,275
                                                                                         ------------
                                   Publishing - 0.7%
       576,469(b)    CCC+/NR       AAC Group Holding Corp., 14.75%, 10/1/12              $    426,587
       600,000       CCC+/Caa1     TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)               543,000
       250,000(d)    B-/B3         Visant Holding Corp., 0.0%, 12/1/13                        240,000
                                                                                         ------------
                                                                                         $  1,209,587
                                                                                         ------------
                                   Total Media                                           $  2,370,862
                                                                                         ------------
                                   Retailing - 1.1%
                                   Distributors - 0.3%
       500,000       B-/B3         Intcomex, Inc., 11.75%, 1/15/11                       $    477,500
                                                                                         ------------
                                   General Merchandise Stores - 0.1%
       205,000       CCC+/Caa1     Central Garden and Pet Co., 9.125%, 2/1/13            $    173,225
                                                                                         ------------
                                   Home Improvement Retail - 0.2%
       500,000       CCC/Caa1      KAR Holdings, Inc., 10.0%, 5/1/15 (144A)              $    475,000
                                                                                         ------------
                                   Specialty Stores - 0.5%
       950,000(k)    CCC+/Caa1     Sally Holdings LLC, 10.5%, 11/15/16                   $    945,250
                                                                                         ------------
                                   Total Retailing                                       $  2,070,975
                                                                                         ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Food & Staples Retailing - 0.3%
                                   Drug Retail - 0.1%
       275,000(k)    CCC-/Caa3     Duane Reade, Inc., 9.75%, 8/1/11                      $    255,062
                                                                                         ------------
                                   Food Distributors - 0.2%
       250,000       B+/B1         JBS SA, 10.5%, 8/4/16 (144A)                          $    258,750
                                                                                         ------------
                                   Total Food & Staples Retailing                        $    513,812
                                                                                         ------------
                                   Food, Beverage & Tobacco - 1.7%
                                   Agricultural Products - 0.4%
       700,000       B+/B1         Marfrig Overseas, Ltd., 9.625%,
                                     11/16/16 (144A)                                     $    707,000
                                                                                         ------------
                                   Packaged Foods & Meats - 1.0%
       400,000       B+/Ba3        Bertin Ltda, 10.25%, 10/5/16 (144A)                   $    417,000
     1,175,000       B/NR          Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)              1,110,375
       275,000(d)    NR/B2         SA Fabrica de Produtos Alimenticios Vigor,
                                     9.25%, 2/23/17 (144A)                                    266,750
                                                                                         ------------
                                                                                         $  1,794,125
                                                                                         ------------
                                   Tobacco - 0.3%
       570,000       B+/B2         Alliance One International, Inc., 8.5%, 5/15/12       $    541,500
        25,000       B+/B2         Alliance One International, Inc., 11.0%, 5/15/12            25,750
                                                                                         ------------
                                                                                         $    567,250
                                                                                         ------------
                                   Total Food, Beverage & Tobacco                        $  3,068,375
                                                                                         ------------
                                   Health Care Equipment & Services - 3.4%
                                   Health Care Equipment & Services - 0.5%
       750,000       CCC+/Caa3     Accellent, Inc., 10.5%, 12/1/13                       $    641,250
       400,000       CCC/Caa1      Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14             292,000
                                                                                         ------------
                                                                                         $    933,250
                                                                                         ------------
                                   Health Care Supplies - 1.0%
     1,265,000(b)    B-/B3         LVB Acquisition Merger Sub, Inc., 10.375%,
                                     10/15/17 (144A)                                     $  1,344,062
       500,000(a)    CCC+/Caa1     Medical Services Co., 10.213%, 10/15/11                    447,500
                                                                                         ------------
                                                                                         $  1,791,562
                                                                                         ------------
                                   Health Care Services - 0.2%
       350,000       CCC+/B3       Rural/Metro Corp., 9.875%, 3/15/15                    $    302,750
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Health Care Facilities - 1.4%
       750,000       B/B3          Community Health Systems, Inc.,
                                     8.875%, 7/15/15                                     $    780,000
       420,000       CCC+/Caa1     Hanger Orthopedic Group, Inc.,
                                     10.25%, 6/1/14                                           430,500
       725,000(b)    B-/B3         Surgical Care Affiliates, Inc.,
                                     8.875%, 7/15/15 (144A)                                   580,000
     1,170,000       CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%,
                                     7/15/17 (144A)                                           807,300
                                                                                         ------------
                                                                                         $  2,597,800
                                                                                         ------------
                                   Managed Health Care - 0.3%
       500,000       B-/Caa1       Multiplan, Inc., 10.375%, 4/15/16 (144A)              $    485,000
                                                                                         ------------
                                   Total Health Care Equipment & Services                $  6,110,362
                                                                                         ------------
                                   Pharmaceuticals & Biotechnology & Life Sciences - 0.3%
                                   Pharmaceuticals - 0.3%
       250,000       B/B2          Phibro Animal Health Corp., 10.0%,
                                     8/1/13 (144A)                                       $    247,500
       200,000       CCC+/Caa1     Phibro Animal Health Corp., 13.0%,
                                     8/1/14 (144A)                                            198,000
       150,000       B-/B3         Warner Chilcott Corp., 8.75%, 2/1/15                       152,250
                                                                                         ------------
                                   Total Pharmaceuticals & Biotechnology &
                                   Life Sciences                                         $    597,750
                                                                                         ------------
                                   Banks - 1.6%
                                   Diversified Banks - 1.6%
       750,000(a)(c) NR/B2         ALB Finance BV, 9.375%                                $    475,290
       250,000       BB+/Baa2      ATF Capital BV, 9.25%, 2/21/14 (144A)                      253,125
       500,000(a)    NR/B2         Banco Macro SA, 9.75%, 12/18/36                            378,750
       700,000(a)    NR/Ba1        Banco Macro SA, 10.75%, 6/7/12                             556,500
       200,000       B+/Ba2        JSC TemirBank, 9.5%, 5/21/14 (144A)                        168,500
       300,000       B+/Ba3        Petrocommerce Finance SA, 8.75%, 12/17/09                  299,250
       500,000       BB/Ba1        TuranAlem Finance BV, 8.5%, 2/10/15 (144A)                 420,000
EURO   200,000       NR/Ba3        URSA Bank, 7.0%, 5/21/10                                   284,135
                                                                                         ------------
                                   Total Banks                                           $  2,835,550
                                                                                         ------------
                                   Diversified Financials - 10.2%
                                   Other Diversified Financial Services - 0.6%
     1,000,000(a)    B/NR          Carillon, Ltd., 18.05%, 1/10/11 (144A)                $  1,015,200
                                                                                         ------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Specialized Finance - 9.1%
     3,500,000(a)    BB/NR         Australis, Ltd., 6.762%, 3/24/09 (144A)               $  3,518,550
     3,000,000(a)    BB/NR         Australis, Ltd., 7.112%, 2/3/09 (144A)                   3,027,900
     5,000,000(a)    BB+/NR        Cascadia, Ltd., 6.115%, 6/13/08 (144A)                   4,998,000
       305,000       B/B3          FireKeepers Development Authority,
                                     13.875%, 5/1/15 (144A)                                   309,575
       440,000(a)    NR/NR         Successor II, Ltd., 19.758%, 4/6/10 (144A)                 439,252
     2,000,000(a)    NR/NR         Successor II, Ltd., 28.008%, 4/6/10 (144A)               1,996,000
     2,000,000(a)    NR/NR         Successor II, Ltd., 42.258%, 6/6/08 (144A)               2,053,800
                                                                                         ------------
                                                                                         $ 16,343,077
                                                                                         ------------
                                   Consumer Finance - 0.5%
       250,000       B-/Caa1       ACE Cash Express, Inc., 10.25%,
                                     10/1/14 (144A)                                      $    200,000
       225,000       B+/Ba3        AmeriCredit Corp., 8.5%, 7/1/15                            174,375
       550,000       BB-/Ba2       Russian Standard Finance SA, 7.5%,
                                     10/7/10 (144A)                                           506,000
                                                                                         ------------
                                                                                         $    880,375
                                                                                         ------------
                                   Total Diversified Financials                          $ 18,238,652
                                                                                         ------------
                                   Insurance - 24.7%
                                   Insurance Brokers - 1.0%
       250,000       CCC/Caa1      Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)        $    205,000
     1,050,000       CCC+/Caa1     HUB International Holdings, Inc.,
                                     10.25%, 6/15/15 (144A)                                   766,500
       500,000(a)    CCC/B3        USI Holdings Corp., 6.94%, 11/15/14 (144A)                 395,000
       500,000       CCC/Caa1      USI Holdings Corp., 9.75%, 5/15/15 (144A)                  395,000
                                                                                         ------------
                                                                                         $  1,761,500
                                                                                         ------------
                                   Multi-Line Insurance - 0.5%
     1,000,000(a)    BB+/Baa3      Liberty Mutual Group, Inc., 7.0%,
                                     3/15/37 (144A)                                      $    921,836
        65,000       B+/NR         Sul America Participacoes SA, 8.625%,
                                     2/15/12 (144A)                                            66,950
                                                                                         ------------
                                                                                         $    988,786
                                                                                         ------------
                                   Property & Casualty Insurance - 3.1%
       625,000(a)    A+/A1         AMBAC Financial Group, Inc., 6.15%, 2/15/37           $    206,961
     4,500,000(a)    BB+/NR        Blue Fin, Ltd., 7.128%, 4/10/12 (144A)                   4,470,750
       900,000(a)    AA/Aa2        MBIA Insurance Corp., 14.0%, 1/15/33 (144A)                823,500
                                                                                         ------------
                                                                                         $  5,501,211
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Reinsurance - 20.1%
     2,250,000(a)    BB+/NR        AKIBARE, 6.028%, 5/22/12 (144A)                       $  2,267,775
     1,500,000(a)    BB+/NR        AKIBARE, 6.228%, 5/22/12 (144A)                          1,509,150
     3,000,000(a)    CCC/NR        Atlantic & Western Re, Ltd., 8.948%,
                                     1/9/09 (144A)                                          3,010,800
EURO 1,500,000(a)    B/NR          Atlas Reinsurance Plc, 14.981%,
                                     1/10/11 (144A)                                         2,382,064
     2,000,000(a)    BB/NR         Calabash Re, Ltd., 11.593%, 6/1/09 (144A)                2,031,600
     1,000,000(a)    BB/NR         Calabash Re II, Ltd., 11.2%, 1/8/10 (144A)               1,004,900
     1,500,000(a)    B+/NR         Calabash Re II, Ltd., 12.4%, 1/8/10 (144A)               1,583,700
     1,500,000(a)    BB+/NR        East Lane Re, Ltd., 10.239%, 5/6/11 (144A)               1,501,950
     3,000,000(a)    BB+/NR        Fhu-Jin, Ltd., 7.012%, 8/10/11 (144A)                    3,063,900
     3,750,000(a)    BB/NR         Foundation Re, Ltd., 7.17%, 11/24/08 (144A)              3,664,500
     1,000,000(a)    NR/B1         GlobeCat, Ltd., 8.688%, 1/2/13 (144A)                    1,016,700
       350,000(a)    NR/B3         GlobeCat, Ltd., 11.938%, 1/2/13 (144A)                     353,780
EURO 1,500,000(a)    BB+/NR        Green Valley, Ltd., 8.342%, 1/10/11 (144A)               2,350,771
     1,000,000(a)    BB+/NR        Newton Re, Ltd., 7.249%, 12/24/10 (144A)                 1,001,100
     1,000,000(a)    BB/NR         Newton Re, Ltd., 9.549%, 12/24/10 (144A)                   984,000
     2,500,000(a)    NR/B2         Redwood Capital X, Ltd., 11.96%,
                                     1/9/09 (144A)                                          2,502,000
     2,000,000(a)    NR/NR         Redwood Capital X, Ltd., 15.96%,
                                     1/9/09 (144A)                                          1,999,800
     2,900,000(a)    B-/NR         Residential Reinsurance 2005, Ltd., 11.526%,
                                     6/6/08 (144A)                                          2,898,840
       500,000(a)    B/NR          Residential Reinsurance 2006, Ltd., 13.076%,
                                     6/5/09 (144A)                                            502,000
       500,000(a)    BB+/NR        Willow Re, Ltd., 8.024%, 6/16/10 (144A)                    504,450
                                                                                         ------------
                                                                                         $ 36,133,780
                                                                                         ------------
                                   Total Insurance                                       $ 44,385,277
                                                                                         ------------
                                   Real Estate - 0.6%
                                   Real Estate Management & Development - 0.6%
       100,000(a)    B+/NR         Alto Palermo SA, 11.0%, 6/11/12 (144A)                $     81,090
       105,000       B+/B1         China Properties Group, Ltd., 9.125%,
                                     5/4/14 (144A)                                             73,500
       410,000       B+/NR         IRSA Inversiones y Representaciones SA,
                                     8.5%, 2/2/17 (144A)                                      335,175
     1,100,000       B+/B1         Neo-China Group Holdings, Ltd., 9.75%,
                                     7/23/14 (144A)                                           533,500
                                                                                         ------------
                                   Total Real Estate                                     $  1,023,265
                                                                                         ------------

22  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Software & Services - 2.4%
                                   IT Consulting & Other Services - 0.2%
           400(e)    B-/B2         MSX International UK/MXS International
                                     Business Services FR/MXS International
                                     GmbH, 12.5%, 4/1/12 (144A)                          $    320,000
                                                                                         ------------
                                   Data Processing & Outsourced Services - 1.4%
     1,690,000(k)    B/B3          First Data Corp., 9.875%, 9/24/15 (144A)              $  1,537,900
     1,110,000       B-/Caa1       Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)             888,000
                                                                                         ------------
                                                                                         $  2,425,900
                                                                                         ------------
                                   Application Software - 0.2%
       500,000       CCC+/Caa1     Open Solutions, Inc., 9.75%, 2/1/15 (144A)            $    405,000
                                                                                         ------------
                                   Systems Software - 0.6%
     1,390,000       B-/Caa1       Vangent, Inc., 9.625%, 2/15/15                        $  1,167,600
                                                                                         ------------
                                   Total Software & Services                             $  4,318,500
                                                                                         ------------
                                   Technology Hardware & Equipment - 0.4%
                                   Computer Hardware - 0.2%
       405,000       CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16                $    340,200
                                                                                         ------------
                                   Electronic Manufacturing Services - 0.1%
        70,000       B-/B3         Sanmina-SCI Corp., 6.75%, 3/1/13                      $     63,350
                                                                                         ------------
                                   Technology Distributors - 0.1%
       250,000       B/B1          Da-Lite Screen Co., Inc., 9.5%, 5/15/11               $    237,500
                                                                                         ------------
                                   Total Technology Hardware & Equipment                 $    641,050
                                                                                         ------------
                                   Semiconductors & Semiconductor Equipment - 1.1%
                                   Semiconductors - 1.1%
       650,000(b)    B-/B2         Freescale Semiconductor, Inc., 9.125%, 12/15/14       $    534,625
     1,750,000(k)    B-/B3         Freescale Semiconductor, Inc., 10.125%,
                                     12/15/16                                               1,378,125
                                                                                         ------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                               $  1,912,750
                                                                                         ------------
                                   Telecommunication Services - 6.3%
                                   Integrated Telecommunication Services - 1.5%
     1,200,000       B-/B3         GC Impsat Holdings I Plc, 9.875%,
                                     2/15/17 (144A)                                      $  1,041,000
     1,250,000       B+/B1         GCI, Inc., 7.25%, 2/15/14                                1,043,750
       142,000       NR/Baa3       Tele Norte Leste Participacoes SA,
                                     8.0%, 12/18/13                                           148,390
       500,000       BB/Ba3        Windstream Corp., 8.625%, 8/1/16                           523,750
                                                                                         ------------
                                                                                         $  2,756,890
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Alternative Carriers - 0.7%
     1,260,000       CCC+/Caa1     PAETEC Holding Corp., 9.5%, 7/15/15                   $  1,184,400
                                                                                         ------------
                                   Wireless Telecommunication Services - 4.1%
       125,000       BB/Baa3       Alamosa Delaware, Inc., 8.5%, 1/31/12                 $    115,938
       920,000       B-/Caa1       Alltel Corp., 7.0%, 7/1/12                                 782,000
       910,000       CCC+/B3       Broadview Networks Holdings, Inc.,
                                     11.375%, 9/1/12                                          869,050
EURO   250,000       B+/B3         Cell C Property, Ltd, 8.625%, 7/1/12 (144A)                392,437
       500,000(k)    CCC/Caa3      Cell C Property, Ltd., 11.0%, 7/1/15 (144A)                497,500
       500,000(a)    B-/Caa1       Cricket Communications, Inc., 9.875%,
                                     11/1/14 (144A)                                           490,625
       400,000       NR/B3         Digicel, Ltd., 9.25%, 9/1/12 (144A)                        404,000
EURO   500,000(a)    CCC+/Caa1     Hellas Telecommunications Luxembourg II,
                                     10.747%, 1/15/15 (144A)                                  609,139
       840,000       B-/B1         Hughes Network Systems LLC/HNS Finance
                                     Corp., 9.5%, 4/15/14                                     840,000
       400,000       B-/B2         Kabel Deutschland GmbH, 10.625%, 7/1/14                    416,000
       540,000       BB+/Ba2       OJSC Vimpel Communications, 9.125%,
                                     4/30/18 (144A)                                           540,474
     1,330,000       B/B1          True Move Co., Ltd., 10.375%, 8/1/14 (144A)              1,396,748
                                                                                         ------------
                                                                                         $  7,353,911
                                                                                         ------------
                                   Total Telecommunication Services                      $ 11,295,201
                                                                                         ------------
                                   Utilities - 2.3%
                                   Electric Utilities - 1.6%
       750,000       B/NR          Cia de Transporte de Energia Electrica de Alta
                                     Tension SA, 8.875%, 12/15/16 (144A)                 $    575,625
     2,000,000       BB-/Ba3       Intergen NV, 9.0%, 6/30/17 (144A)                        2,090,000
       250,000       NR/NR         Mirant JPSCo. Finance, Ltd., 11.0%,
                                     7/6/16 (144A)                                            262,500
                                                                                         ------------
                                                                                         $  2,928,125
                                                                                         ------------
                                   Independent Power Producers &
                                   Energy Traders - 0.7%
     1,240,000       CCC/B3        Texas Competitive Electric Holdings Co. LLC,
                                     10.25%, 11/1/15 (144A)                              $  1,292,700
                                                                                         ------------
                                   Total Utilities                                       $  4,220,825
                                                                                         ------------
                                   TOTAL CORPORATE BONDS & NOTES
                                   (Cost $158,104,205)                                   $151,891,207
                                                                                         ------------

24  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   CONVERTIBLE BONDS & NOTES - 0.2%
                                   of Net Assets
                                   Transportation - 0.2%
                                   Marine - 0.2%
       375,000       B/B3          Horizon Lines, Inc., 4.25%, 8/15/12                   $    279,375
                                                                                         ------------
                                   TOTAL CONVERTIBLE BONDS & NOTES
                                   (Cost $281,765)                                       $    279,375
                                                                                         ------------
                                   FLOATING RATE LOAN INTERESTS - 39.9%
                                   of Net Assets (f)
                                   Energy - 1.5%
                                   Oil & Gas Exploration & Production - 1.5%
       557,000       B+/Ba3        Concho Resources, Inc., Second Lien Term
                                     Loan, 7.145%, 3/27/12                               $    553,519
       250,000       B/B3          SandRidge Energy, Inc., Floating Rate Loan,
                                     6.323%, 4/1/14                                           238,125
     1,000,000       B/B3          Venoco, Inc., Second Lien Term Loan,
                                     7.125%, 9/20/11                                          910,000
       989,286       NR/Ba2        W&T Offshore, Inc., Tranche B Term Loan,
                                     4.95%, 5/26/10                                           981,866
                                                                                         ------------
                                   Total Energy                                          $  2,683,510
                                                                                         ------------
                                   Materials - 3.8%
                                   Diversified Chemicals - 0.5%
     1,000,000       BB+/Ba1       Huntsman International LLC, New Dollar Term
                                     Loan B, 1.75%, 4/21/14                              $    970,469
                                                                                         ------------
                                   Paper Packaging - 1.1%
     1,488,579       BB+/NR        Georgia-Pacific LLC, Term Loan B,
                                     4.446% - 4.835%, 12/20/12                           $  1,430,198
       500,000       B-/B3         Graphic Packaging International, Inc.,
                                   Incremental Term Loan, 5.44% - 5.67%,
                                     5/16/14                                                  483,541
                                                                                         ------------
                                                                                         $  1,913,739
                                                                                         ------------
                                   Steel - 1.2%
     1,310,931       BB-/B3        Algoma Steel, Inc., Term Loan, 7.33%, 6/20/13         $  1,215,888
     1,242,371       NR/B1         Niagara Corp., Term Loan, 7.71% - 8.271%,
                                     6/29/14                                                1,031,168
                                                                                         ------------
                                                                                         $  2,247,056
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Forest Products - 1.0%
     1,500,000       NR/Ba3        Ainsworth Lumber Co., Ltd., Term Loan,
                                     5.938%, 6/26/14                                     $  1,159,999
       598,489       B+/B1         Graham Packaging Co., L.P., New Term Loan,
                                     5.25%, 10/7/11                                           568,606
                                                                                         ------------
                                                                                         $  1,728,605
                                                                                         ------------
                                   Total Materials                                       $  6,859,869
                                                                                         ------------
                                   Capital Goods - 3.1%
                                   Aerospace & Defense - 1.6%
       750,000       CCC+/Caa1     Aeroflex, Inc., Sr. Unsecured Bridge Loan,
                                     9.5%, 8/15/08                                       $    671,250
       746,250       B+/NR         Aeroflex, Inc., Tranche B-2 Term Loan,
                                     6.875%, 8/15/14                                          698,676
       500,231       BB-/NR        DAE Aviation Holdings, Inc., Tranche B-1 Term
                                     Loan, 6.45% - 6.99%, 7/31/14                             492,259
       500,000       BB+/Ba3       Spirit Aerosystems, Inc., Term Loan B,
                                     4.568%, 9/30/13                                          494,063
       496,871       NR/NR         Standard Aero, Ltd. (DAE Aviation Holdings, Inc.),
                                     Tranche B-2 Term Loan, 6.99%, 7/31/14                    494,387
                                                                                         ------------
                                                                                         $  2,850,635
                                                                                         ------------
                                   Construction & Farm Machinery & Heavy Trucks - 1.5%
     1,000,000       BB-/Ba3       Accuride Corp., Term Loan, 6.232% - 6.313%,
                                     1/31/12                                             $    970,000
     2,000,000       BB-/B2        Rental Service Corp., Second Lien Initial Term
                                     Loan, 6.23%, 11/30/13                                  1,746,250
                                                                                         ------------
                                                                                         $  2,716,250
                                                                                         ------------
                                   Total Capital Goods                                   $  5,566,885
                                                                                         ------------
                                   Commercial Services & Supplies - 1.6%
                                   Diversified Commercial & Professional Services - 0.4%
       744,375       BB+/B1        Asset Acceptance Capital Corp., Tranche B Term
                                     Loan, 5.22% - 7.46%, 6/12/13                        $    688,547
                                                                                         ------------
                                   Environmental & Facilities Services - 1.2%
     1,240,625       BB-/Ba3       Synagro Technologies, Inc., First Lien Term Loan,
                                     4.7% - 5.07%, 4/2/14                                $  1,057,633
     1,033,331       B/Ba3         Waste Services, Inc., Tranche E Term Loan,
                                     5.15%, 3/31/11                                         1,025,581
                                                                                         ------------
                                                                                         $  2,083,214
                                                                                         ------------
                                   Total Commercial Services & Supplies                  $  2,771,761
                                                                                         ------------

26  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Transportation - 0.9%
                                   Air Freight & Logistics - 0.9%
       439,482       NR/Ba2        Ceva Group Plc, Pre-Funded LC Loan,
                                     2.596%, 11/4/13                                     $    403,225
     1,330,685       NR/Ba2        Ceva Group Plc, U.S. Term Loan,
                                     5.704%, 11/4/13                                        1,220,904
                                                                                         ------------
                                   Total Transportation                                  $  1,624,129
                                                                                         ------------
                                   Automobiles & Components - 0.5%
                                   Tires & Rubber - 0.5%
     1,000,000       BB/Ba1        Goodyear Tire & Rubber Co., Second Lien Term
                                     Loan, 4.54%, 4/30/14                                $    950,000
                                                                                         ------------
                                   Total Automobiles & Components                        $    950,000
                                                                                         ------------
                                   Consumer Durables & Apparel - 0.7%
                                   Homebuilding - 0.2%
     2,000,000(g)    BB/Ba3        LandSource Communities Development LLC,
                                     Second Lien Term Loan, 7.59%, 2/27/14               $    420,000
                                                                                         ------------
                                   Housewares & Specialties - 0.5%
       925,583       BB-/Ba3       Yankee Candle Company, Inc., Term Loan,
                                     4.61% - 4.9%, 2/6/14                                $    845,057
                                                                                         ------------
                                   Total Consumer Durables & Apparel                     $  1,265,057
                                                                                         ------------
                                   Consumer Services - 1.5%
                                   Casinos & Gaming - 1.5%
     1,000,000(h)    B/NR          Fontainebleau Las Vegas LLC/Fontainebleau
                                     Las Vegas II LLC, Initial Term Loan,
                                     6.258%, 6/6/14                                      $    840,000
       172,829       B-/B2         Gateway Casinos & Entertainment, First Lien
                                     Delayed Draw Term Loan, 5.188%, 9/30/14                  147,337
       945,112       BB-/NR        Gateway Casinos & Entertainment, First Lien
                                     Term Loan, 5.188%, 9/30/14                               805,708
     1,000,000       BB-/Caa1      Gateway Casinos & Entertainment, Second Lien
                                     Term Loan, 8.188%, 3/31/15                               720,000
       250,000       BB-/B2        Riviera Holdings Corp., Term Loan, 4.89%,
                                     6/8/14                                                   217,500
                                                                                         ------------
                                   Total Consumer Services                               $  2,730,545
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   27

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Media - 2.9%
                                   Broadcasting & Cable Television - 1.5%
     1,995,000       B+/B1         Charter Communications Operating LLC,
                                     Replacement Term Loan, 5.26%, 3/6/14                $  1,767,237
     1,000,000       B+/Ba3        Insight Midwest Holdings LLC, Term Loan B,
                                     4.69%, 4/7/14                                            953,393
                                                                                         ------------
                                                                                         $  2,720,630
                                                                                         ------------
                                   Movies & Entertainment - 0.5%
       992,500       B+/B1         Lodgenet Entertainment Corp., Closing Date
                                     Term Loan, 4.7%, 4/4/14                             $    878,362
                                                                                         ------------
                                   Publishing - 0.9%
       691,875       BB+/Ba1       Dex Media West LLC, New Tranche B-2 Term
                                     Loan, 4.2% - 4.57%, 3/9/10                          $    677,749
       953,570       BB-/Ba1       RH Donnelley, Inc., Tranche D-1 Term Loan,
                                     1.5%, 6/30/11                                            905,296
                                                                                         ------------
                                                                                         $  1,583,045
                                                                                         ------------
                                   Total Media                                           $  5,182,037
                                                                                         ------------
                                   Retailing - 0.8%
                                   Apparel, Accessories & Luxury Goods - 0.8%
     1,505,978       BB-/Ba2       Hanesbrands, Inc., First Lien Term Loan B,
                                     4.424% - 7.11%, 9/5/13                              $  1,481,505
                                                                                         ------------
                                   Total Retailing                                       $  1,481,505
                                                                                         ------------
                                   Food, Beverage & Tobacco - 0.4%
                                   Packaged Foods & Meats - 0.4%
       748,111       BB/B1         Dean Foods Co., Tranche B Term Loan,
                                     4.45% - 4.46%, 4/2/14                               $    715,173
                                                                                         ------------
                                   Total Food, Beverage & Tobacco                        $    715,173
                                                                                         ------------
                                   Household & Personal Products - 0.4%
                                   Personal Products - 0.4%
       797,985       NR/Ba3        Brickman Group Holdings, Inc., Tranche B Term
                                     Loan, 4.696%, 1/23/14                               $    748,111
                                                                                         ------------
                                   Total Household & Personal Products                   $    748,111
                                                                                         ------------
                                   Health Care Equipment & Services - 5.6%
                                   Health Care Equipment & Services - 0.9%
     1,736,809       NR/B2         Talecris Biotherapeutics Holdings Corp., First
                                     Lien Term Loan, 6.57% - 9.5%, 12/6/13               $  1,541,418
                                                                                         ------------

28   The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Health Care Supplies - 1.3%
        30,000       NR/NR         Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                     5.946%, 4/24/15                                     $     29,670
       359,100       NR/NR         Bausch & Lomb, Inc., Parent Term Loan,
                                     5.946%, 4/24/15                                          355,153
     1,000,000       BB-/Ba3       Cardinal Health, Inc., Dollar Term Loan,
                                     4.946%, 4/10/14                                          892,500
       496,250       B+/B2         IM US Holdings LLC, First Lien Term Loan,
                                     4.671%, 6/26/14                                          460,685
       600,000       B+/B2         IM US Holdings LLC, Second Lien Term Loan,
                                     6.921%, 6/26/15                                          541,500
                                                                                         ------------
                                                                                         $  2,279,508
                                                                                         ------------
                                   Health Care Services - 0.6%
     1,087,931       B/B3          HealthSouth Corp., Term Loan, 5.21% - 5.23%,
                                     3/11/13                                             $  1,035,235
                                                                                         ------------
                                   Health Care Facilities - 2.8%
       907,327       NR/Ba3        CHS/Community Health Systems, Inc., Term
                                     Loan, 5.335%, 7/25/14                               $    870,510
     1,736,361       B+/Ba3        Hanger Orthopedic Group, Inc., Tranche B Term
                                     Loan, 4.68%, 5/26/13                                   1,643,032
     1,292,462       B+/Ba2        HCA, Inc., Tranche B Term Loan,
                                     4.946%, 11/18/13                                       1,229,517
       497,226       BB-/Ba3       Psychiatric Solutions, Inc., Term Loan,
                                     4.45% -  6.568%, 7/2/12                                  478,580
       102,280       B+/B1         Sun Healthcare Group, Inc., Delayed Draw Term
                                     Loan, 4.654% - 4.696%, 4/19/14                            93,842
       162,256       B+/B1         Sun Healthcare Group, Inc., Synthetic LC Loan,
                                     2.596%, 4/19/14                                          148,870
       706,608       B+/B1         Sun Healthcare Group, Inc., Term Loan,
                                     4.599% - 5.078%, 4/19/14                                 648,313
                                                                                         ------------
                                                                                         $  5,112,664
                                                                                         ------------
                                   Total Health Care Equipment & Services                $  9,968,825
                                                                                         ------------
                                   Pharmaceuticals & Biotechnology & Life Sciences - 0.4%
                                   Pharmaceuticals - 0.4%
       748,125       NR/NR         Mylan, Inc., U.S. Tranche B Term Loan,
                                     5.938% - 6.0%, 10/2/14                              $    735,137
                                                                                         ------------
                                   Total Pharmaceuticals & Biotechnology &
                                   Life Sciences                                         $    735,137
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   29

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Diversified Financials - 2.7%
                                   Other Diversified Financial Services - 0.5%
       997,500       BB/Ba2        Metavante Corp., Term Loan, 4.989%, 11/1/14           $    943,468
                                                                                         ------------
                                   Specialized Finance - 0.4%
       873,461       BB-/B3        Ace Cash Express, Inc., Term Loan,
                                     5.71% - 7.91%, 10/5/13                              $    703,136
                                                                                         ------------
                                   Consumer Finance - 1.4%
       982,207       B-/B2         Collect Acquisition Corp., Facility Term Loan B,
                                     6.95% - 7.35%, 5/15/13                              $    920,001
     1,000,854       BB-/NR        Dollar Financial Corp., Canadian Borrower Term
                                     Loan, 5.45%, 10/30/12                                    880,751
       735,922       BB-/NR        Dollar Financial Corp., Delayed Draw Term Loan,
                                     5.45%, 10/30/12                                          647,611
                                                                                         ------------
                                                                                         $  2,448,363
                                                                                         ------------
                                   Investment Banking & Brokerage - 0.4%
       698,250       NR/NR         MSCI, Inc., Term Loan B, 5.835%, 11/20/14             $    702,614
                                                                                         ------------
                                   Total Diversified Financials                          $  4,797,581
                                                                                         ------------
                                   Insurance - 2.8%
                                   Insurance Brokers - 2.1%
     1,492,500       B-/B3         Alliant Holdings I, Inc., Term Loan,
                                     5.696%, 8/21/14                                     $  1,402,950
        85,042       B/B2          HUB International, Ltd., Delay Draw Term Loan,
                                     5.196% - 7.33%, 6/13/14                                   76,644
       486,893       B/B3          HUB International, Ltd., Initial Term Loan,
                                     5.196%, 6/13/14                                          438,812
     1,985,000       B-/B2         U.S.I. Holdings Corp., Tranche B Term Loan,
                                     5.45%, 5/5/14                                          1,865,900
                                                                                         ------------
                                                                                         $  3,784,306
                                                                                         ------------
                                   Multi-Line Insurance - 0.7%
       795,496       B-/B2         AmWins Group, Inc., Initial Term Loan,
                                     5.23% - 5.59%, 6/8/13                               $    624,465
     1,000,000       B-/B2         AmWins Group, Inc., Second Lien Initial Term
                                     Loan, 8.23%, 6/9/14                                      537,500
                                                                                         ------------
                                                                                         $  1,161,965
                                                                                         ------------
                                   Total Insurance                                       $  4,946,271
                                                                                         ------------

30  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Software & Services - 1.2%
                                   Application Software - 0.5%
       997,455       B/B1          Nuance Communications, Inc., Term Loan,
                                     5.21%, 3/31/13                                      $    934,284
                                                                                         ------------
                                   Systems Software - 0.7%
     1,439,787       BB-/B3        Vangent, Inc., Term Loan, 4.93% - 5.35%,
                                     2/14/13                                             $  1,313,806
                                                                                         ------------
                                   Total Software & Services                             $  2,248,090
                                                                                         ------------
                                   Technology Hardware & Equipment - 2.5%
                                   Communications Equipment - 0.3%
       675,000       B/Ba3         Univision Communications, Inc., Initial Term
                                     Loan, 4.954% - 5.494%, 9/29/14                      $    570,164
                                                                                         ------------
                                   Computer Storage & Peripherals - 1.0%
     1,979,950       B+/Ba3        SunGard Data Systems, Inc., New U.S.Term
                                     Loan, 4.878%, 2/28/14                               $  1,880,277
                                                                                         ------------
                                   Electronic Equipment Manufacturers - 1.2%
     1,899,818       BB/Ba2        H3C Holdings, Ltd., Tranche B Term Loan,
                                     5.632%, 9/28/12                                     $  1,624,344
       512,425       B/B3          Scitor Corp., Term Loan, 6.96%, 9/26/14                    502,177
                                                                                         ------------
                                                                                         $  2,126,521
                                                                                         ------------
                                   Total Technology Hardware & Equipment                 $  4,576,962
                                                                                         ------------
                                   Semiconductors & Semiconductor
                                   Equipment - 0.5%
                                   Semiconductors - 0.5%
       992,462       BB-/Ba3       Freescale Semiconductor, Inc., Term Loan,
                                     4.459%, 11/29/13                                    $    862,315
                                                                                         ------------
                                   Total Semiconductors & Semiconductor
                                   Equipment                                             $    862,315
                                                                                         ------------
                                   Telecommunication Services - 2.6%
                                   Integrated Telecommunication Services - 0.8%
     1,215,989       B-/Ba3        PAETEC Holding Corp., Replacement Term Loan,
                                     5.204%, 2/28/13                                     $  1,177,989
       306,013       B+/B2         Telesat Canada, U.S. Term I Loan,
                                     5.71% - 7.84%, 10/31/14                                  289,732
        12,931       B+/B2         Telesat Canada, U.S. Term II Loan,
                                     5.79% - 6.26%, 10/31/14                                   12,243
                                                                                         ------------
                                                                                         $  1,479,964
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   31

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Wireless Telecommunication Services - 1.8%
       992,424       B-/B1         Cricket Communications, Inc., Term Loan B,
                                     5.696%, 6/16/13                                     $    978,701
     1,736,776       B/B1          MetroPCS Wireless, Inc., New Tranche B Term
                                     Loan, 5.0% - 5.5%, 11/4/13                             1,640,892
       593,434       B+/B1         Stratos Global Corp./Stratos Funding L.P., Facility
                                     Term Loan B, 5.446%, 2/13/12                             564,134
                                                                                         ------------
                                                                                         $  3,183,727
                                                                                         ------------
                                   Total Telecommunication Services                      $  4,663,691
                                                                                         ------------
                                   Utilities - 3.5%
                                   Multi-Utilities - 0.7%
     1,200,000       BB/Ba3        Goodman Global, Inc., Term Loan,
                                     7.5%, 2/13/14                                       $  1,190,626
                                                                                         ------------
                                   Independent Power Producers & Energy Traders - 2.8%
     1,980,037       NR/NR         Calpine Corp., First Priority Term Loan,
                                     5.575%, 3/31/14                                     $  1,866,362
       187,926       B/B2          Mach Gen LLC, First Lien Synthetic LC Loan,
                                     2.446%, 2/22/13                                          182,366
     1,791,213       B/B2          Mach Gen LLC, First Lien Term Loan B,
                                     5.1%, 2/22/14                                          1,738,223
       418,256       B+/Ba1        NRG Energy, Inc., Credit-Linked Deposit Loan,
                                     2.596%, 2/1/13                                           402,206
       856,389       B+/Ba1        NRG Energy, Inc., Term Loan, 4.196%, 2/1/13                823,525
                                                                                         ------------
                                                                                         $  5,012,682
                                                                                         ------------
                                   Total Utilities                                       $  6,203,308
                                                                                         ------------
                                   TOTAL FLOATING RATE LOAN INTERESTS
                                   (Cost $77,864,967)                                    $ 71,580,762
                                                                                         ------------
                                   FIXED RATE LOAN INTERESTS - 0.8%
                                   of Net Assets
                                   Energy - 0.3%
                                   Oil & Gas Exploration & Production - 0.3%
       600,000       B/B3          SandRidge Energy, Inc., Term Loan,
                                     8.625%, 4/1/15                                      $    603,750
                                                                                         ------------
                                   Total Energy                                          $    603,750
                                                                                         ------------

32     The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Telecommunication Services - 0.5%
                                   Integrated Telecommunication Services - 0.5%
     1,000,000       BB-/B3        Intelsat, Ltd., Sr. Notes Backstop Loan,
                                     8.5%, 1/15/13                                       $    925,000
                                                                                         ------------
                                   Total Telecommunication Services                      $    925,000
                                                                                         ------------
                                   TOTAL FIXED RATE LOAN INTERESTS
                                   (Cost $1,524,353)                                     $  1,528,750
                                                                                         ------------
   Shares
                                   WARRANTS - 0.0% of Net Assets
                                   Real Estate - 0.0%
                                   Real Estate Management & Development - 0.0%
       750,000(i)                  Neo-China Group Holdings, Ltd.,
                                     Expires 7/22/12                                     $     28,866
                                                                                         ------------
                                   TOTAL WARRANTS
                                   (Cost $17,012)                                        $     28,866
                                                                                         ------------
Principal
Amount
USD($)
                                   TEMPORARY CASH INVESTMENTS - 24.1% of Net Assets
                                   Repurchase Agreement - 19.5%
     6,995,000                     Bank of America Corp., 1.98%, dated 4/30/08,
                                     repurchase price of $6,995,000 plus accrued
                                     interest on 5/1/08 collateralized by the
                                     following:
                                     $7,481,780 Federal National Mortgage
                                       Association, 5.0% - 5.5%,
                                       10/1/34 - 7/1/37
                                     $330,354 Freddie Mac Giant, 5.0%, 4/1/38            $  6,995,000
     6,995,000                     Barclays Plc, 1.98%, dated 4/30/08, repurchase
                                     price of $6,995,000 plus accrued interest on
                                     5/1/08 collateralized by the following:
                                     $570,365 Federal Home Loan Mortgage
                                       Corp., 5.927% - 6.28%, 8/1/36 - 12/1/36
                                     $5,279,999 Federal National Mortgage
                                       Association, 4.0% - 6.5%,
                                       9/1/20 - 2/1/48
                                     $733,825 Federal National Mortgage
                                       Association (ARM), 4.777% - 6.432%,
                                       8/1/35 - 11/1/37
                                     $2,124,049 Freddie Mac Giant, 4.5% - 7.0%,
                                       5/1/20 - 11/1/47                                     6,995,000

The accompanying notes are an integral part of these financial statements.   33

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Repurchase Agreement - (continued)
     6,995,000                     Deutsche Bank AG, 2.0%, dated 4/30/08,
                                     repurchase price of $6,995,000 plus accrued
                                     interest on 5/1/08 collateralized by the
                                     following:
                                     $869,322 Federal Home Loan Mortgage
                                       Corp., 4.955% - 5.894%, 2/1/37 - 4/1/38
                                     $2,120,370 Federal National Mortgage
                                       Association (ARM), 4.414% - 6.308%,
                                       8/1/12 - 6/1/36
                                     $6,890,773 Freddie Mac Giant, 4.0% - 7.0%,
                                       4/1/19 - 4/1/38                                   $  6,995,000
     6,995,000                     JP Morgan Chase & Co., 1.96%, dated 4/30/08,
                                     repurchase price of $6,995,000 plus accrued
                                     interest on 5/1/08 collateralized by
                                     $7,434,460 Federal National Mortgage
                                     Association, 4.5% - 7.0%, 1/1/21 - 2/1/38              6,995,000
     6,995,000                     Merrill Lynch & Co., 1.98%, dated 4/30/08,
                                     repurchase price of $6,995,000 plus
                                     accrued interest on 5/1/08 collateralized
                                     by $7,097,001 Freddie Mac Giant,
                                     5.5%, 3/1/38                                           6,995,000
                                                                                         ------------
                                                                                         $ 34,975,000
                                                                                         ------------
                                   Security Lending Collateral - 4.6%
                                   Certificates of Deposit:
       822,788                     Banco Santander NY, 2.80%, 10/7/08                    $     69,407
       914,209                     Bank Bovespa NY, 2.86%, 5/6/08                              77,088
     2,285,524                     Bank of America, 2.80%, 8/22/08                            192,716
       822,788                     Bank of Scotland NY, 2.89%, 11/4/08                         69,263
     1,142,762                     Bank of Scotland NY, 3.03%, 9/26/08                         96,249
     2,285,524                     BNP Paribas NY, 2.88%, 7/23/08                             192,716
       365,684                     BNP Paribas NY, 3.035%, 5/23/08                             30,840
     1,371,314                     Calyon NY, 2.85%, 8/25/08                                  115,633
       457,105                     Calyon NY, 2.69%, 01/16/09                                  61,074
     2,285,524                     Citibank, 2.85%, 7/29/08                                   192,715
     1,695,858                     Dexia Bank NY, 3.37%, 09/29/08                             142,665
       196,555                     Fortis, 3.11%, 09/30/08                                     16,541
       457,105                     Fortis, 3.14%, 06/30/08                                     38,522
     2,285,524                     NORDEA NY, 2.81%, 8/29/08                                  192,716
       365,684                     Rabobank Nederland NY, 2.37%, 8/29/08                       30,821
     1,142,762                     Royal Bank of Canada NY, 2.57%, 7/15/08                     96,358

34  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Security Lending Collateral - (continued)
       882,212                     Skandinavian Enskilda Bank NY, 2.70%,
                                     7/17/08                                                   74,390
       265,121                     Skandinavian Enskilda Bank NY, 3.18%,
                                     09/22/08                                                  22,326
       457,105                     Skandinavian Enskilda Bank NY, 3.06%
                                     02/13/09                                                  38,424
       914,209                     Svenska Bank NY, 2.70%, 7/17/08                             77,088
       457,105                     Wachovia Bank, 2.82%, 6/9/08                               177,295
                                                                                           ----------
                                                                                           $2,004,847
                                                                                           ----------
                                   Commercial Paper:
       246,111                     Bank of America, 2.62%, 8/26/08                         $   58,971
       456,865                     Calyon, 2.71%, 5/8/08                                       38,523
       685,657                     CBA, 2.71%, 7/11/08                                         57,508
       457,104                     Deutsche Bank Financial, 2.55%, 7/9/08                      38,356
       365,683                     Deutsche Bank Financial, 2.55%, 6/16/08                     30,734
       548,526                     HSBC, 2.67%, 6/16/08                                        46,095
       457,105                     HSBC, 2.72%, 6/9/08                                         38,432
       457,104                     HSBC, 2.89% 7/21/08                                         38,294
       457,105                     Lloyds Bank, 2.60%, 6/6/08                                  38,443
     1,142,762                     Macquarie Bank, 2.87%, 6/26/08                              95,908
       457,105                     Macquarie Bank, 2.87%, 6/9/08                               38,424
       685,657                     Natixis, 2.87%, 7/10/08                                     57,494
       685,657                     Natixis, 2.87%, 7/21/08                                     57,422
       455,774                     PARFIN, 2.70%, 6/9/08                                       38,431
       457,105                     RAB USA, 2.61%, 6/10/08                                     38,432
       914,209                     Royal Bank of Scotland, 2.66%, 10/21/08                     75,990
       438,821                     Royal Bank of Scotland, 3.00%, 6/12/08                      36,887
       365,684                     Societe Generale, 2.85%, 5/2/08                             30,832
     1,142,762                     Societe Generale, 2.93%, 7/30/08                            95,657
       457,105                     Societe Generale, 2.98%, 7/2/08                             38,347
     2,056,971                     Unicredit Group, 2.89%, 7/17/08                            172,322
       457,104                     Wachovia, 3.62%,10/28/08                                    38,416
       365,165                     WestPac, 2.72%, 7/10/08                                     30,627
       457,104                     WestPac, 2.72%, 7/7/08                                      38,349
       685,657                     WestPac, 2.77%, 7/9/08                                      57,510
                                                                                           ----------
                                                                                           $1,326,404
                                                                                           ----------

The accompanying notes are an integral part of these financial statements.   35

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD($)               (unaudited)                                                                Value
                                   Security Lending Collateral - (continued)
                                   Tri-party Repurchase Agreements:
    16,221,229                     Barclay's Bank,1.96% 5/1/08                          $   1,367,775
    13,713,141                     Deutsche Bank, 1.97% 5/1/08                              1,156,293
    13,713,141                     Lehman Brothers, 1.99% 5/1/08                            1,156,293
    13,713,141                     Merrill Lynch, 1.95% 5/1/08                              1,156,293
                                                                                        -------------
                                                                                        $   4,836,654
                                                                                        -------------
                                   Other:
     1,599,866                     ABS CFAT 2008-A A1                                   $     134,901
                                                                                        -------------
                                   TOTAL SECURITIES LENDING COLLATERAL                  $   8,302,806
                                                                                        -------------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $43,277,806)                                   $  43,277,806
                                                                                        -------------
                                   TOTAL INVESTMENTS IN SECURITIES - 151.2%
                                   (Cost $283,916,223)(j)                               $ 271,475,715
                                                                                        -------------
                                   OTHER ASSETS AND LIABILITIES - (51.2)%               $ (91,960,580)
                                                                                        -------------
                                   NET ASSETS APPLICABLE TO COMMON
                                   SHAREOWNERS - 100.0%                                 $ 179,515,135
                                                                                        =============

NR       Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2008, the value of these securities amounted to $109,148,042 or 60.8% of total net assets applicable to common shareowners.

(a) Floating rate note. The rate shown is the coupon rate at April 30, 2008.

(b) Payment-in-Kind (PIK) security which may pay interest in additional principal amount.

(c)      Security is a perpetual bond and has no definite maturity date.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the coupon rate at April 30, 2008.

(e)      Security is priced as a unit.

(f) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the coupon rate accruing at April 30, 2008.

(g)      Security is in default and is non-income producing.

(h) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $996,458. The aggregate value $840,000 represents 0.5% of the net assets.

(i)      Non-income producing.

36  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(j) At April 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $284,929,263 was as follows:

      Aggregate gross unrealized gain for all investments in which there is
        an excess of value over tax cost                                       $  2,338,209
      Aggregate gross unrealized loss for all investments in which there is
        an excess of tax cost over value                                        (15,791,757)
                                                                               ------------
      Net unrealized loss                                                      $(13,453,548)
                                                                               ============

         For financial reporting purposes net unrealized loss was $12,440,508 and cost of investments aggregated $283,916,223.

(k)      At April 30, 2008, the following securities were out on loan:

    Principal
       Amount
        USD ($)   Description                                                    Value
      807,000     Accuride Corp., 8.5%, 2/1/15                              $  728,543
      100,000     Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12                    58,397
      638,000     Aleris International, Inc., 10.0%, 12/15/16                  417,714
      524,000     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)            540,164
      490,000     Cell C Property, Ltd., 11.0%, 7/1/15 (144A)                  528,750
       39,000     CCH I LLC/CCH I Capital Corp., 11.0%, 10/1/15                 30,306
      240,000     Duane Reade, Inc., 9.75%, 8/1/11                             225,962
      700,000     First Data Corp., 9.875%, 9/24/15 (144A)                     637,144
    1,732,000     Freescale Semiconductor, Inc., 10.125%, 12/15/16           1,406,782
    1,000,000     Georgia Gulf Corp., 10.75%, 10/15/16                         727,424
      742,000     Sally Holdings LLC, 10.5%, 11/15/16                          768,191
      710,000     Trump Entertainment Resorts, Inc., 8.5%, 6/1/15              481,721
    1,225,000     Univision Communications, Inc., 9.75%, 3/15/15 (144A)        810,850
      792,000     Yankee Acquisition Corp., 8.5%, 2/15/15                      683,870
                                                                            ----------
                                                                            $8,045,818
                                                                            ==========

Glossary of Terms:
LC - Letter of Credit

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.
EURO - Euro
NOK - Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the period ended April 30, 2008, aggregated $277,518,244 and $33,571,069, respectively.


The accompanying notes are an integral part of these financial statements.   37

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 4/30/08
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (including securities
    loaned of $8,045,818) (cost $283,916,223)                     $ 271,475,715
  Foreign currencies, at value (cost $180,107)                            6,189
  Receivables -
    Investment securities sold                                          455,245
    Paydowns                                                              2,500
    Interest                                                          4,240,291
    Commitment fees                                                         969
    Forward foreign currency portfolio hedge contracts - net             14,154
  Prepaid expenses                                                       12,897
                                                                  -------------
     Total assets                                                 $ 276,207,960
                                                                  -------------
LIABILITIES:
  Payables -
    Notes payable                                                 $  68,000,000
    Investment securities purchased                                   7,392,110
    Dividends                                                         1,614,529
    Upon return of securities loaned                                  8,302,806
  Depreciation on unfunded corporate loans                               86,092
  Unamortized facility fees                                               2,018
  Due to custodian                                                   10,993,360
  Due to affiliates                                                      61,333
  Accrued interest expense                                              129,772
  Accrued other expenses                                                110,805
                                                                  -------------
     Total liabilities                                            $  96,692,825
                                                                  -------------
NET ASSETS:
  Paid-in capital                                                 $ 194,273,750
  Undistributed net investment income                                   269,847
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (2,345,760)
  Net unrealized loss on investments                                (12,526,600)
  Net unrealized loss on forward foreign currency contracts
    and other assets and liabilities denominated in
    foreign currencies                                                 (156,102)
                                                                  -------------
     Total net assets                                             $ 179,515,135
                                                                  =============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $179,515,135/8,154,188 shares                          $       22.02
                                                                  =============

38 The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period 5/30/07 (commencement of operations) to 4/30/08


INVESTMENT INCOME:
  Interest (net of foreign taxes withheld $3,214)        $ 16,521,741
  Facility and other fees                                      32,048
                                                         ------------
     Total investment income                                                $ 16,553,789
                                                                            ------------
EXPENSES:
  Management fees                                        $  1,565,880
  Administrative fees                                         161,193
  Transfer agent fees and expenses                             18,266
  Custodian fees                                               35,776
  Registration fees                                            17,500
  Organization costs                                           51,000
  Professional fees                                           235,416
  Printing expenses                                            25,302
  Trustees' fees                                                6,000
  Pricing fees                                                 38,629
  Commitment fees                                               5,026
  Miscellaneous                                                18,438
                                                         ------------
     Net operating expenses                                                 $  2,178,426
                                                                            ------------
       Interest expense                                                     $    561,908
                                                                            ------------
     Net operating expenses and interest expense                            $  2,740,334
       Less management fees waived and expenses
         reimbursed by Pioneer Investment
         Management, Inc. ("PIM")                                               (453,137)
       Reimbursement of organization fees by PIM                                 (51,000)
                                                                            ------------
     Net expenses                                                           $  2,236,197
                                                                            ------------
       Net investment income                                                $ 14,317,592
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                          $ (2,254,717)
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        391,975       $ (1,862,742)
                                                         ------------       ------------
  Net unrealized loss from:
    Investments                                          $(12,440,508)
    Unfunded corporate loans                                  (86,092)
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies       (156,102)      $(12,682,702)
                                                         ------------       ------------
       Net loss on investments and foreign currency
         transactions                                                       $(14,545,444)
                                                                            ------------
  Net decrease in net assets resulting from operations                      $   (227,852)
                                                                            ============

The accompanying notes are an integral part of these financial statements.   39

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period 5/30/07 (commencement of operations) to 4/30/08

                                                                              5/30/07
                                                                                to
                                                                              4/30/08
FROM OPERATIONS:
  Net investment income                                                   $  14,317,592
  Net realized loss on investments and foreign currency transactions         (1,862,742)
  Net unrealized loss on investments and foreign currency
    transactions                                                            (12,682,702)
                                                                          -------------
    Net decrease in net assets resulting from operations                  $    (227,852)
                                                                          -------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income ($1.78 per share)                                 $ (14,530,763)
                                                                          -------------
    Total distributions to shareowners                                    $ (14,530,763)
                                                                          -------------
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from the issuance of shares                                $ 174,287,500
  Net proceeds from the underwriters' over-allotment option exercised        20,293,750
  Offering expenses charged to paid-in-capital                                 (407,500)
                                                                          -------------
    Net increase in net assets resulting from Trust share transactions    $ 194,173,750
                                                                          -------------
    Net increase in net assets                                            $ 179,415,135
NET ASSETS:
  Beginning of period                                                           100,000
                                                                          -------------
  End of period                                                           $ 179,515,135
                                                                          =============
  Undistributed net investment income                                     $     269,847
                                                                          =============

40 The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOW
--------------------------------------------------------------------------------
For the period 5/30/07 (commencement of operations) to 4/30/08


Cash Flows Used in Operating Activities
    Net investment income                                          $    14,317,592
                                                                   ---------------
Adjustment to Reconcile Net Investment Income to Net Cash
  and Foreign Currency Used in Operating Activities
  Purchase of investment securities                                $(9,504,671,582)
  Proceeds from disposition of investment securities                 9,227,453,347
  Increase in receivable for investments sold                             (455,245)
  Increase in paydowns receivable                                           (2,500)
  Increase in interest and foreign tax reclaim receivable               (4,240,291)
  Increase in commitment fees receivable                                      (969)
  Increase in prepaid expenses                                             (12,897)
  Increase in interest payable                                             129,772
  Increase in payable for investments purchased                          7,392,110
  Increase in accrued expenses and other liabilities                       174,156
  Increase in unrealized appreciation on foreign currency
    transactions                                                          (170,256)
  Net realized gain from foreign currency transactions                     391,975
  Net amortization/(accretion) of premium/(discount)                      (649,899)
                                                                   ---------------
    Net cash and foreign currency used in operating activities     $  (260,344,687)
                                                                   ---------------
Cash Flows from Financing Activities
    Net cash provided from common shares initial public offering   $   194,173,750
    Increase in notes payable                                           68,000,000
    Cash dividends paid to common shareowners                          (12,916,234)
    Bank overdrafts                                                     10,987,171
                                                                   ---------------
     Net cash flow from financing activities                       $   260,244,687
                                                                   ---------------
     Net decrease in cash and foreign currency                     $      (100,000)
                                                                   ---------------
Cash and Foreign Currency
    Beginning of the period                                        $       100,000(a)
                                                                   ---------------
    End of the period                                             $            -
                                                                   ===============

(a)  Represents initial seed capital.

The accompanying notes are an integral part of these financial statements.   41

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  5/30/07 (b)
                                                                      to
                                                                    4/30/08
Per Share Operating Performance
Net asset value, beginning of period                             $     23.88(c)
                                                                 -----------
Increase (decrease) from investment operations:(a)
  Net investment income                                                 1.77
  Net realized and unrealized loss on investments and
   foreign currency transactions                                       (1.80)
                                                                 -----------
   Net decrease from investment operations                       $     (0.03)
Distributions from net investment income                               (1.78)
Capital charge with respect to issuance of shares                      (0.05)(c)
                                                                 -----------
Net decrease in net asset value                                  $     (1.86)
                                                                 -----------
Net asset value, end of period(d)                                $     22.02
                                                                 -----------
Market value, end of period(d)                                   $     20.47
                                                                 ===========
Total return at market value (e)                                      (10.67)%
Ratios to average net assets
Net operating expenses                                                  0.99%(f)
Interest expense                                                        0.33%(f)
Net expenses                                                            1.32%(f)
Net investment income                                                   8.48%(f)
Portfolio turnover                                                        21%
Net assets, end of period (in thousands)                         $   179,515
Ratios to average net assets before waivers and reimbursements of expenses
  Net operating expenses                                                1.29%(f)
  Interest expense                                                      0.33%(f)
  Net expenses                                                          1.62%(f)
  Net investment income                                                 8.18%(f)


(a) The per common share data presented above is based upon the average common shares outstanding for the period presented.
(b) The Trust's common shares were first publicly offered on May 24, 2007 and commenced operations on May 30, 2007.
(c) Net asset value immediately after the closing of the first public offering was $23.83.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(f)  Annualized.
     The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

42  The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. ("PIM"), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredit S.p.A. ("UniCredit"), of 4,188 shares of beneficial interest at an aggregate purchase price of $100,000. PIM has agreed to reimburse all the Trust's organizational expenses and to pay the amount by which the aggregate offering costs (other than the sales load) exceed $0.05 per share of the common share offering. The investment objective of the Trust is to provide a high level of current income and the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophic" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser and/or subadviser to be of equivalent credit quality. Below investment grade securities are

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                              (continued)
--------------------------------------------------------------------------------

commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For loan interests for which no reliable price quotes are available, such investments are valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

     Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or Loan Interests for which quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of April 30, 2008, the Trust held no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence. Discounts and premiums on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using the appropriate current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                              (continued)
--------------------------------------------------------------------------------

C.   Forward Foreign Currency Contracts

     The Trust enters into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 3).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At April 30, 2008, the Trust reclassified $483,018 to increase undistributed net investment income and to increase accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

     The Trust has elected to defer $1,725,324 in capital losses realized between November 1, 2007 and April 30, 2008 to its fiscal year ending April 30, 2009.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     At April 30, 2008, the Trust had a capital loss carryforward of $231,744 which will expire in 2016, if not utilized.

     The tax character of distributions paid to shareowners during the period ended April 30, 2008 was as follows:

--------------------------------------------------------------------------------
                                                               2008
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                             $14,530,763
                                                            -----------
 Total                                                      $14,530,763
                                                            ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at April 30, 2008.

--------------------------------------------------------------------------------
Undistributed ordinary income                               $  2,237,614
Capital loss carryforward                                       (231,744)
Post-October loss deferred                                    (1,725,324)
Dividend payable                                              (1,614,529)
Unrealized depreciation                                      (13,424,632)
                                                            ------------
 Total                                                      $(14,758,615)
                                                            ============
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                              (continued)
--------------------------------------------------------------------------------

     custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Securities Lending

     The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Trust receives collateral and earns income in the form of negotiated lenders' fees. The Trust also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the American Stock Exchange or elsewhere. If, on the payment date for

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

PIM manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the period ended April 30, 2008, the net management fee was equivalent to 0.60% of the Trust's average daily managed assets, which was equivalent to 0.66% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2008, $61,333 was payable to PIM related to management costs, administrative costs and certain other services and is in included in "Due to affiliates" on the Statement of Assets and Liabilities.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                              (continued)
--------------------------------------------------------------------------------

PIM has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

PIM has engaged Montpelier Capital Advisors, Ltd. to act as the Trust's investment sub-adviser ("Sub-adviser") with respect to the Trust's investments in event-linked bonds. PIM pays the Sub-adviser a monthly fee at an annual rate of 0.80% of the average daily value of the Trust's Sub-advised assets; provided, however, that such fee shall in no event be less than 0.15% of the Trust's average daily managed assets. The fee is paid monthly in arrears. The Sub-adviser receives no compensation directly from the Trust.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses excluding offering costs for common shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses to 0.90% of the Trust's average daily managed assets in year 1, 0.95% of the Trust's average daily managed assets in year 2 and 1.00% of the Trust's average daily managed assets in year 3. This is a contractual limit and may not be terminated by the adviser for three years. There can be no assurance that it will be continued after that time. For the period ended April 30, 2008, the expense reduction under such arrangements was $453,137.

3.   Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the specific currency. Alternatively, prior to the settlement date for these hedges, the Trust may close out such contracts by entering into offsetting hedge contracts.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
            Net Contracts      In Exchange      Settlement                        Net Unrealized
 Currency   to (Deliver)         For US$           Date           US$ Value            Gain
-------------------------------------------------------------------------------------------------
  EURO     (2,115,000)      $(3,304,159)       5/30/08        $(3,290,005)            $14,154
                                                                                      =======
-------------------------------------------------------------------------------------------------

At April 30, 2008, the Trust had no outstanding forward currency settlement hedges.

4.   Unfunded Loan Commitments

As of April 30, 2008, the Trust had unfunded loan commitments of approximately $661,000 which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                        Unfunded
                                                       Commitment
Borrower                                             (in thousands)
--------------------------------------------------------------------------------
Bausch & Lomb, Inc., Delayed Draw                       $ 60
CHS/Community Health Systems, Inc., Delayed
 Draw Term Loan                                         $ 47
Fontainebleau Las Vegas LLC/Fontainebleau
 Las Vegas II LLC, Delayed Draw Term Loan               $500
Gateway Casinos & Entertainment, First Lien
 Delayed Draw Term Loan                                 $ 17
HUB International Holdings, Inc., Delayed Draw
 Term Loan                                              $ 24
Telesat Canada, U.S. Term II Loan                       $ 13
--------------------------------------------------------------------------------

5.   Loan Agreement

Effective February 8, 2008, the Trust entered into a $90,000,000 Revolving Credit Facility (the "Credit Agreement") with the Bank of Nova Scotia.

At April 30, 2008, the Trust had a borrowing outstanding under the Credit Agreement totaling $68,000,000. The interest rate charged at April 30, 2008 was 3.273%. The average daily balance was $68,198,795 at a weighted average interest rate of 3.574%. With respect to the loan, interest expense of $561,908 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                              (continued)
--------------------------------------------------------------------------------

any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage was as follows:

--------------------------------------------------------------------------------
                                               Total            Asset coverage
                                              Amount            per $1,000 of
Date                                        Outstanding         Indebtedness
--------------------------------------------------------------------------------
4/30/08                                    $68,000,000          $    3,640
--------------------------------------------------------------------------------

6.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

7.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the period May 30, 2007 (commencement of investment operation) to April 30, 2008 were as follows:

--------------------------------------------------------------------------------
Shares issued in connection with initial
 public offering                                             7,300,000
Shares issued from underwriters' over-allotment
 option exercised                                              850,000
Shares at beginning of period                                    4,188
                                                             ---------
Shares outstanding at end of period                          8,154,188
                                                             =========
--------------------------------------------------------------------------------

Offering costs of $407,500 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

9.   Subsequent Event

Subsequent to April 30, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.198 per common share payable May 30, 2008, to shareowners of record on May 15, 2008.


ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that were not approved by the shareowners. There were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There were no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer Diversified High Income Trust:

We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2008, and the related statement of operations, changes in net assets, the financial highlights, and cash flow for the period from May 30, 2007 (commencement of operations) to April 30, 2008. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2008, the related statement of operations, statement of changes in net assets, financial highlights, and statement of cash flow for the period from May 30, 2007 (commencement of operations) to April 30, 2008, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP


Boston, Massachusetts
June 20, 2008

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Investment Sub-Adviser
Montpelier Capital Advisors, Ltd.

Sub-Administrator
Princeton Administrators, LLC


Trustees and Officers
The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 34 of the 77 Pioneer Funds, Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, and Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Trust         and Term of Office     During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (81)*    Chairman of the       Class III Trustee     Deputy Chairman and a Director of       None
                            Board, Trustee and    since 2007. Term      Pioneer Global Asset Management S.p.A.
                            President             expires in 2010.      ("PGAM"); Non-Executive Chairman and a
                                                                        Director of Pioneer Investment
                                                                        Management USA Inc. ("PIM-USA");
                                                                        Chairman and a Director of Pioneer;
                                                                        Chairman and Director of Pioneer
                                                                        Institutional Asset Management, Inc.
                                                                        (since 2006); Director of Pioneer
                                                                        Alternative Investment Management
                                                                        Limited (Dublin); President and a
                                                                        Director of Pioneer Alternative
                                                                        Investment Management (Bermuda)
                                                                        Limited and affiliated funds; Director
                                                                        of PIOGLOBAL Real Estate Investment
                                                                        Fund (Russia) (until June 2006);
                                                                        Director of Nano-C, Inc. (since 2003);
                                                                        Director of Cole Management Inc.
                                                                        (since 2004); Director of Fiduciary
                                                                        Counseling, Inc.; President and
                                                                        Director of Pioneer Funds Distributor,
                                                                        Inc. ("PFD") (until May 2006);
                                                                        President of all of the Pioneer Funds;
                                                                        and Of Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Execu-    Class I Trustee       Director, Chief Executive Officer and   None
                            tive Vice President   since 2007. Term      President of PIM-USA (since February
                                                  expires in 2008.      2007); Director and President of
                                                                        Pioneer Investment Management, Inc.
                                                                        and Pioneer Institutional Asset
                                                                        Management, Inc. (since February
                                                                        2007); Executive Vice President of all
                                                                        of the Pioneer Funds (since March
                                                                        2007); Director of PGAM (since April
                                                                        2007); Head of New Markets Division,
                                                                        PGAM (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
*Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                         Positions Held       Length of Service      Principal Occupation                      Other Directorships
Name and Age             With the Trust       and Term of Office     During Past Five Years                    Held by this Trustee
David R. Bock (64)       Trustee              Class III Trustee      Executive Vice President and Chief        Director of The
                                              since 2007. Term       Financial Officer, I-trax, Inc.           Enterprise Community
                                              expires in 2010.       (publicly traded health care services     Investment, Inc.
                                                                     company) (2004 - 2007); Partner,          (privately-held
                                                                     Federal City Capital Advisors             affordable housing
                                                                     (boutique merchant bank) (1997 to 2004    finance company);
                                                                     and 2008 - present); and Executive        and Director of New
                                                                     Vice President and Chief Financial        York Mortgage Trust
                                                                     Officer, Pedestal Inc. (internet-based    (publicly traded
                                                                     mortgage trading company) (2000 - (2002)  mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)        Trustee              Class II Trustee       President, Bush International, LLC        Director of Brady
                                              since 2007. Term       (international financial advisory         Corporation
                                              expires in 2009.       firm)                                     (industrial
                                                                                                               identification and
                                                                                                               specialty coated
                                                                                                               material products
                                                                                                               manufacturer);
                                                                                                               Director of Briggs &
                                                                                                               Stratton Co. (engine
                                                                                                               manufacturer);
                                                                                                               Director of UAL
                                                                                                               Corporation (airline
                                                                                                               holding company);
                                                                                                               Director of Mantech
                                                                                                               International
                                                                                                               Corporation
                                                                                                               (national security,
                                                                                                               defense, and
                                                                                                               intelligence
                                                                                                               technology firm);
                                                                                                               and Member, Board of
                                                                                                               Governors,
                                                                                                               Investment Company
                                                                                                               Institute
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Trust         and Term of Office     During Past Five Years                  Held by this Trustee
Margaret B.W. Graham (60) Trustee                Class I Trustee        Founding Director, Vice-President and   None
                                                 since 2007. Term       Corporate Secretary, The Winthrop
                                                 expires in 2008.       Group, Inc. (consulting firm); and
                                                                        Desautels Faculty of Management,
                                                                        McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)      Trustee                Class II Trustee       Private investor (2004 - present); and  Director of
                                                 since February 2007.   Senior Executive Vice President, The    Quadriserv Inc.
                                                 Term expires in 2009.  Bank of New York (financial and         (technology products
                                                                        securities services) (1986 - 2004)      for securities
                                                                                                                lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)  Trustee                Class II Trustee       President and Chief Executive Officer,  Director of New
                                                 since 2007. Term       Newbury, Piret & Company, Inc.          America High Income
                                                 expires in 2009.       (investment banking firm)               Fund, Inc.
                                                                                                                (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)      Trustee                Class III Trustee      Senior Counsel, Sullivan & Cromwell     Director, The Swiss
                                                 since 2007. Term       LLP (law firm)                          Helvetia Fund, Inc.
                                                 expires in 2010.                                               (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)        Trustee                Class I Trustee       President, John Winthrop & Co., Inc.     None
                                                 since 2007. Term      (private investment firm)
                                                 expires in 2008.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Trust         and Term of Office     During Past Five Years                  Held by this Trustee
Dorothy E. Bourassa (60)  Secretary              Since 2007. Serves     Senior Vice President, General Counsel  Nope
                                                 at the discretion of   and Secretary of PIM-USA; Senior Vice
                                                 the Board              President and General Counsel of
                                                                        Pioneer; Secretary/Clerk of most of
                                                                        PIM-USA's subsidiaries; and Secretary
                                                                        of all of the Pioneer Funds since
                                                                        September 2003 (Assistant Secretary
                                                                        from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)Assistant Secretary    Since 2007. Serves     Vice President and Associate General    Nope
                                                 at the discretion of   Counsel of Pioneer since January 2008
                                                 the Board              and Assistant Secretary of all of the
                                                                        Pioneer Funds since September 2003;
                                                                        Vice President and Senior Counsel of
                                                                        Pioneer from July 2002 to December
                                                                        2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E Bradley (48)       Treasurer              Since 2008. Serves     Vice President -- Fund Accounting,      Nope
                                                 at the discretion of   Administration and Controllership
                                                 the Board              Services of Pioneer; and Treasurer of
                                                                        all of the Pioneer Funds since March
                                                                        2008; Deputy Treasurer of Pioneer and
                                                                        Assistant Treasurer of all of the
                                                                        Pioneer Funds from November 2004 to
                                                                        March 2008; Treasurer and Senior Vice
                                                                        President, CDC IXIS Asset Management
                                                                        Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)     Assistant Treasurer    Since 2007. Serves     Assistant Vice President - Fund         Nope
                                                 at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services of Pioneer;
                                                                        and Assistant Treasurer of all of the
                                                                        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)        Assistant Treasurer    Since 2007. Serves     Fund Accounting Manager - Fund          Nope
                                                 at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services of Pioneer;
                                                                        and Assistant Treasurer of all of the
                                                                        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Diversified High Income Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Trust         and Term of Office     During Past Five Years                  Held by this Trustee
Katherine Kim Sullivan    Assistant Treasurer    Since 2007. Serves     Fund Administration Manager - Fund      Nope
(34)                                             at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services since June
                                                                        2003 and Assistant Treasurer of all of
                                                                        the Pioneer Funds since September
                                                                        2003; Assistant Vice President -
                                                                        Mutual Fund Operations of State Street
                                                                        Corporation from June 2002 to June
                                                                        2003 (formerly Deutsche Bank Asset
                                                                        Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)    Chief Compliance       Since 2007. Serves     Chief Compliance Officer of Pioneer     Nope
                          Officer                at the discretion of   since December 2006 and of all the
                                                 the Board              Pioneer Funds since January 2007; Vice
                                                                        President and Compliance Officer, MFS
                                                                        Investment Management (August 2005 to
                                                                        December 2006); Consultant, Fidelity
                                                                        Investments (February 2005 to July
                                                                        2005); Independent Consultant (July
                                                                        1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:

Account Information                                    1-800-710-0935

Or write to AST:

For                                                    Write to
General inquiries, lost dividend checks,               American Stock
change of address, lost stock certificates,            Transfer & Trust
stock transfer                                         Operations Center
                                                       6201 15th Ave.
                                                       Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                      American Stock
                                                       Transfer & Trust
                                                       Wall Street Station
                                                       P.O. Box 922
                                                       New York, NY 10269-0560

Website                                                www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $50,545 in 2008.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trust's audit-related services totaled approximately
$9,285 in 2008, which were related to the issuance of agreed upon procedures report to the rating agencies.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,820 for 2008.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Trust during the fiscal year ended April 30, 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the year ended April 30, 2008, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,105 in 2008.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Pioneer Diversified High Income Trust



Day-to-day management of the Fund's portfolio is the responsibility of Charles Melchreit, Andrew Feltus and Jonathan Sharkey. The portfolio managers are supported by the Adviser's fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Melchreit is primarily responsible for the overall asset allocation decision-making process for the Fund and for overseeing Montpelier Capital Advisors, Ltd.'s investments in event-linked bonds. Mr. Melchreit, a vice president, joined Pioneer in 2006. From 2003 to 2004, Mr. Melchreit was a managing director at Cigna Investment Management. Prior thereto, he was a senior vice president and portfolio manager at Aeltus Investment Management. Mr. Melchreit received an MS degree in Statistics from placePlaceNameYale PlaceTypeUniversity in 2005.

Mr. Feltus is primarily responsible for the Fund's investments in global high yield debt securities. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

Mr. Sharkey is primarily responsible for the Fund's investments in floating rate loans. Mr. Sharkey, a vice president, joined Pioneer in August 2006. From March 2004 to August 2006, Mr. Sharkey was employed by Putnam Investments as a corporate bond and leveraged loan analyst. Prior to that, he was a principal and leveraged loan analyst at Cypress Tree Investments. Management of the Fund's investments in event-linked bonds is the responsibility.






9. PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Andrew Feltus         Other Registered     7                 $6,740,524,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         4                 $736,122,000        N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       3                 $542,739,000        N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     1                 $35,329,000         N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $50,042,000         N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Charles Melchreit     Other Registered     3                 $392,758,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         2                 $347,127,000        N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       3                 $711,620,000        N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.



Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.



Share Ownership by Portfolio Managers. The following table indicates as of April 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------- -----------------------------------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
Andrew Feltus                           E
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
Jonathan Sharkey                        A
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
Charles Melchreit                       A
--------------------------------------- -----------------------------------------------------------------


*Key to Ranges

A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000
E. $100,001 - $500,000 F. $500,001 - $1,000,000 G. Over $1,000,000











Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 27, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 27, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 27, 2008

* Print the name and title of each signing officer under his or her signature.